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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 33-6001) UNDER
                           THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 40
                                                     --
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 42
                                              --


                           VANGUARD BOND INDEX FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
           ON APRIL 24, 2006, PURSUANT TO PARAGRAPH (B) OF RULE 485.








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Vanguard/(R)/ Bond Index Funds

>  Prospectus

Investor Shares &Admiral/TM/ Shares

April 24, 2006

                                                 [SHIP LOGO] [VANGUARD/(R)/LOGO]

Vanguard Total Bond Market Index Fund

Vanguard Short-Term Bond Index Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2005.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VANGUARD BOND INDEX FUNDS
Investor Shares and Admiral Shares
Prospectus
April 24, 2006

 -------------------------------------------------------------------------------
 CONTENTS
 -------------------------------------------------------------------------------
 1 AN INTRODUCTION TO INDEX FUNDS
 2 VANGUARD FUND PROFILES
   2 Total Bond Market Index Fund
   6 Short-Term Bond Index Fund
  10 Intermediate-Term Bond Index Fund
  14 Long-Term Bond Index Fund
17 MORE ON THE FUNDS
25 THE FUNDS AND VANGUARD
26 INVESTMENT ADVISOR
27 DIVIDENDS, CAPITAL GAINS,
   AND TAXES
28 SHARE PRICE
29 FINANCIAL HIGHLIGHTS
34 INVESTING WITH VANGUARD
   34 Buying Shares
   38 Converting Shares
   39 Redeeming Shares
   42 Exchanging Shares
   42 Frequent-Trading Limits
   44 Other Rules You Should Know
   47 Fund and Account Updates
   48 Contacting Vanguard
GLOSSARY OF INVESTMENT TERMS
 -------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
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--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

 This prospectus offers Investor Shares for all of the Funds as well as Admiral Shares for three of the Funds. Please note that the Admiral Shares are NOT available for:
- SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.

 Separate prospectuses offer Institutional Shares of Vanguard Total Bond Market Index Fund, Vanguard Intermediate-Term Bond Index Fund, and Vanguard Long-Term Bond Index Fund. Institutional Shares are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million for Total Bond Market Index and $25 million for the Intermediate and Long-Term Bond Index Funds.

 The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:
- Variety of investments. Vanguard index funds generally invest in securities of a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

INDEX FUNDS IN THIS PROSPECTUS

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about four Vanguard Bond Index Funds. Three of these Funds seek to track a particular segment of the U.S. bond market; the fourth Fund seeks to track the entire investment-grade U.S. bond market.


--------------------------------------------------------------------------
FUND                                          SEEKS TO TRACK
--------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund         The overall bond market
Vanguard Short-Term Bond Index Fund           Short-term bonds
Vanguard Intermediate-Term Bond Index Fund    Intermediate-term bonds
Vanguard Long-Term Bond Index Fund            Long-term bonds
--------------------------------------------------------------------------



 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

                                                                           2
FUND PROFILE--
VANGUARD TOTAL BOND MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a broad, market-weighted bond index.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.
The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.


- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

3
PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -20% - 40%]
                        1996     3.58
                        1997     9.44
                        1998     8.58
                        1999    -0.76
                        2000    11.39
                        2001     8.43
                        2002     8.26
                        2003     3.97
                        2004     4.24
                        2005     2.40
      ----------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.29% (quarter ended September 30, 2001), and the lowest return for a quarter was -2.49% (quarter ended June 30, 2004).

---------------------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------------------------
                                                                                1 YEAR      5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------------------------
VANGUARD TOTAL BOND MARKET INDEX FUND INVESTOR SHARES
 Return Before Taxes                                                             2.40%        5.43%           5.89%
 Return After Taxes on Distributions                                             0.82         3.49            3.58
 Return After Taxes on Distributions and Sale of Fund Shares                     1.55         3.47            3.59
----------------------------------------------------------------------------------------------------------------------
VANGUARD TOTAL BOND MARKET INDEX FUND ADMIRAL SHARES/1/
 Return Before Taxes                                                             2.49%           --            --
----------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX
 (reflects no deduction for fees,
 expenses, or taxes)                                                             2.43%        5.87%           6.16%
----------------------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on November 12, 2001, through December 31, 2005, the average annual total returns were 4.10% for the Admiral Shares and 4.53% for the Lehman Brothers Aggregate Bond Index.
----------------------------------------------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

                                                                           4
FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.



                                                          INVESTOR     ADMIRAL
                                                            SHARES      SHARES
                                                            ------      ------
 SHAREHOLDER FEES (fees paid directly from your investment)
 Sales Charge (Load) Imposed on Purchases:                    None       None
 Transaction Fee on Purchases:                                None/1/    None/1/
 Sales Charge (Load) Imposed on Reinvested Dividends:         None       None
 Redemption Fee:                                             None/2/     None/2/
 Account Maintenance Fee (for accounts  under $10,000): $2.50/quarter/3/ None

 ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
 Management Expenses:                                        0.17%       0.09%
 12b-1 Distribution Fee:                                      None       None
 Other Expenses:                                             0.03%       0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES:                      0.20%       0.11%
 1 A portfolio transaction fee of 0.18% may apply to aggregate purchases of more than $500 million by a single investor.
 2 A $5 fee applies to wire redemptions under $5,000.
 3 If applicable, the account maintenance fee will be deducted quarterly. If your distribution for the month in which the quarterly fee is deducted is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.




 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $20       $64      $113        $255
Admiral Shares         11        35        62       141
---------------------------------------------------------




 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

5


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet eligibility
day of each month; capital gains, if  requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Inc., Valley      NEWSPAPER ABBREVIATION
Forge, Pa.,                           Investor Shares--TotBd
since inception                       Admiral Shares--TotBdAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--December 11, 1986    Investor Shares--84
Admiral Shares--November 12, 2001     Admiral Shares--584

NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
DECEMBER 31, 2005                     Investor Shares--921937108
$33.5 billion                         Admiral Shares--921937603

SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VBMFX
                                      Admiral Shares--VBTLX
MINIMUM INITIAL INVESTMENT
Investor Shares--$3,000
Admiral Shares--$100,000
--------------------------------------------------------------------------------

                                                                           6
FUND PROFILE--
VANGUARD SHORT-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. Under normal circumstances, the Fund's dollar-weighted average maturity is not expected to exceed 3 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed for investors with a low tolerance for risk; however, you could still lose money by investing in it. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

7
PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.
      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -20% - 40%]
                        1996    4.55
                        1997    7.04
                        1998    7.63
                        1999    2.08
                        2000    8.84
                        2001    8.88
                        2002    6.10
                        2003    3.37
                        2004    1.70
                        2005    1.31
      ----------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.89% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.80% (quarter ended June 30, 2004).




------------------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
                                                                                1 YEAR      5 YEARS        10 YEARS
------------------------------------------------------------------------------------------------------------------
VANGUARD SHORT-TERM BOND INDEX FUND INVESTOR SHARES
 Return Before Taxes                                                             1.31%        4.23%           5.11%
 Return After Taxes on Distributions                                             0.08         2.64            3.07
 Return After Taxes on Distributions and Sale of Fund Shares                     0.84         2.66            3.10
 -----------------------------------------------------------------------------------------------------------------
VANGUARD SHORT-TERM BOND INDEX FUND ADMIRAL SHARES/1/
 Return Before Taxes                                                             1.38%          --              --
------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 1-5 YEAR GOVERNMENT/CREDIT INDEX (reflects
 no deduction for fees, expenses, or taxes)                                      1.44%        4.71%           5.38%
------------------------------------------------------------------------------------------------------------------
1 From the inception of the Fund's Admiral Shares on November 12, 2001, through December 31, 2005, the average annual total returns were 2.79% for the Admiral Shares and 3.30% for the Lehman Brothers 1-5 Year
  Government/Credit Index.
-------------------------------------------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

                                                                           8
FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.



                                                          INVESTOR      ADMIRAL
                                                            SHARES        SHARES
                                                            ------        ------

 SHAREHOLDER FEES (fees paid directly from your investment)
 Sales Charge (Load) Imposed on Purchases:                    None       None
 Transaction Fee on Purchases:                                None/1/    None/1/
 Sales Charge (Load) Imposed on Reinvested Dividends:         None       None
 Redemption Fee:                                             None/2/     None/2/
 Account Maintenance Fee (for accounts under $10,000): $2.50/quarter/3/  None


 ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
 Management Expenses:                                        0.15%       0.09%
 12b-1 Distribution Fee:                                      None       None
 Other Expenses:                                             0.03%       0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES:                      0.18%       0.11%




 1 A portfolio transaction fee of 0.15% may apply to aggregate purchases of more than $100 million by  a single investor.
 2 A $5 fee applies to wire redemptions under $5,000.
 3 If applicable, the account maintenance fee will be deducted quarterly. If your distribution for the month in which the quarterly fee is deducted is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.


 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $18       $58      $101      $230
Admiral Shares         11        35        62       141
---------------------------------------------------------





 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

9


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet eligibility
day of each month; capital gains, if  requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Inc., Valley      NEWSPAPER ABBREVIATION
Forge, Pa.,                           Investor Shares--STBond
since inception                       Admiral Shares--STBondAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--March 1, 1994        Investor Shares--132
Admiral Shares--November 12, 2001     Admiral Shares--5132

NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
DECEMBER 31, 2005                     Investor Shares--921937207
$5.3 billion                          Admiral Shares--921937702

SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VBISX
                                      Admiral Shares--VBIRX
MINIMUM INITIAL INVESTMENT
Investor Shares--$3,000
Admiral Shares--$100,000
--------------------------------------------------------------------------------

                                                                          10
FUND PROFILE--
VANGUARD INTERMEDIATE-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued.
 The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

11
      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -20% - 40%]
                        1996    2.55
                        1997    9.41
                        1998   10.09
                        1999   -3.00
                        2000   12.78
                        2001    9.28
                        2002   10.85
                        2003    5.65
                        2004    5.22
                        2005    1.75
      ----------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.11% (quarter ended September 30, 1998), and the lowest return for a quarter was -3.88% (quarter ended June 30, 2004).




-----------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------
                                                                          1 YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM BOND INDEX FUND
 INVESTOR SHARES
 Return Before Taxes                                                       1.75%       6.50%          6.35%
 Return After Taxes on Distributions                                       0.08        4.40           3.93
 Return After Taxes on Distributions and Sale of Fund Shares               1.14        4.32           3.92
-----------------------------------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM BOND INDEX FUND
 ADMIRAL SHARES/1/
 Return Before Taxes                                                       1.82%         --            --
-----------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 5-10 YEAR GOVERNMENT CREDIT INDEX (reflects no
 deduction for fees, expenses, or taxes)                                   1.83%       6.92%          6.57%
-----------------------------------------------------------------------------------------------------------
1 From the inception of the Fund's Admiral Shares on November 12, 2001, through December 31, 2005, the average annual total returns were 5.00% for the Admiral Shares and 5.48% for the Lehman Brothers 5-10
  Year Government Credit Index.
-----------------------------------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

12

FEES AND EXPENSES The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.




                                                          INVESTOR     ADMIRAL
                                                            SHARES      SHARES
                                                            ------      ------
SHAREHOLDER FEES (fees paid directly from your investment)

 Sales Charge (Load) Imposed on Purchases:                   None        None
 Transaction Fee on Purchases:                               None/1/     None/1/
 Sales Charge (Load) Imposed on Reinvested Dividends:        None        None
 Redemption Fee:                                             None/2/     None/2/
 Account Maintenance Fee (for accounts under $10,000): $2.50/quarter/3/  None


 ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
 Management Expenses:                                        0.15%       0.09%
 12b-1 Distribution Fee:                                     None        None
 Other Expenses:                                             0.03%       0.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES:                      0.18%       0.11%

 1 A portfolio transaction fee of 0.23% may apply to aggregate purchases of more than $100 million by a single investor.
 2 A $5 fee applies to wire redemptions under $5,000.
 3 If applicable, the account maintenance fee will be deducted quarterly. If your distribution for the month in which the quarterly fee is deducted is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.





 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $18       $58      $101        $230
Admiral Shares         11        35        62        141
---------------------------------------------------------




 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

13


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet eligibility
day of each month; capital gains, if  requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Inc., Valley      NEWSPAPER ABBREVIATION
Forge, Pa.,                           Investor Shares--ITBond
since inception                       Admiral Shares--ITBondAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--March 1, 1994        Investor Shares--314
Admiral Shares--November 12, 2001     Admiral Shares--5314

NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
DECEMBER 31, 2005                     Investor Shares--921937306
$6 billion                            Admiral Shares--921937801

SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VBIIX
                                      Admiral Shares--VBILX
MINIMUM INITIAL INVESTMENT
Investor Shares--$3,000
Admiral Shares--$100,000
--------------------------------------------------------------------------------

                                                                          14
FUND PROFILE--
VANGUARD LONG-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers Long Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued.
 The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 15 and 30 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

15

      ----------------------------------------------------
                   ANNUAL TOTAL RETURNS -- INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -20% - 40%]
                        1996    -0.26
                        1997    14.30
                        1998    11.98
                        1999    -7.85
                        2000    16.64
                        2001     8.17
                        2002    14.35
                        2003     5.50
                        2004     8.40
                        2005     5.32
      ----------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 9.44% (quarter ended September 30, 2002), and the lowest return for a quarter was -6.17% (quarter ended March 31, 1996).


-----------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------
                                                                  1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------
VANGUARD LONG-TERM BOND INDEX FUND INVESTOR SHARES
 Return Before Taxes                                               5.32%   8.30%    7.41%
 Return After Taxes on Distributions                               3.49    6.03     4.91
 Return After Taxes on Distributions and Sale of Fun Shares        3.44    5.75     4.77
 ---------------------------------------------------------------------------------------
LEHMAN BROTHERS LONG GOVERNMENT/CREDIT INDEX (reflects no
deduction for fees, expenses, or taxes)                            5.34%   8.32%    7.44%
-----------------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

                                                                          16>



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Transaction Fee on Purchases:                                      None/1/
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None/2/
      Account Maintenance Fee (for accounts under  $10,000):    $2.50/quarter/3/

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.16%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.18%
      1 A portfolio transaction fee of 0.21% may apply to aggregate purchases of more than $100 million by a single investor.
      2 A $5 fee applies to wire redemptions under $5,000.
      3 If applicable, the account maintenance fee will be deducted quarterly. If your distribution for the month in which the quarterly fee is deducted is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.




 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $18          $58       $101        $230
--------------------------------------------------






 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        MINIMUM INITIAL INVESTMENT
Dividends are declared daily and distributed on    $3,000
the first business day of each month; capital
gains, if any, are distributed annually in         NEWSPAPER ABBREVIATION
December.                                          LTBond

INVESTMENT ADVISOR                                 VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,       522
since inception
                                                   CUSIP NUMBER
INCEPTION DATE                                     921937405
March 1, 1994
                                                   TICKER SYMBOL
NET ASSETS AS OF DECEMBER 31, 2005                 VBLTX
$1.9 billion

SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------

17
MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Each Fund's policy of investing at least 80% of its assets in bonds that are part of the target index may be changed only upon 60 days' notice to shareholders.

MARKET EXPOSURE


     [FLAG]EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT
                       THE VALUE OF A $1,000 BOND/1/
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
------------------------------------------------------------------------------
1 Assuming a 4% coupon.
------------------------------------------------------------------------------





 These figures are for illustration only; you should not regard them as an indication of future performance from the bond market as a whole or the Funds in particular.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                           BONDS AND INTEREST RATES


 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------




 Changes in interest rates will affect bond income as well as bond prices.

     [FLAG] EACH FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S INCOME
DECLINES WHEN INTEREST RATES FALL BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.




--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                BOND MATURITIES


 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------



 Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.

19

     [FLAG] THE TOTAL BOND MARKET INDEX FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL (REPAY) SECURITIES WITH HIGHER COUPONS OR INTEREST RATES BEFORE THEIR MATURITY DATES. THE FUND WOULD THEN LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.


 Because the Total Bond Market Index Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call/prepayment risk for the Fund should be moderate.

[FLAG] EACH FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                CREDIT QUALITY


 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------



The credit quality of each Fund is expected to be very high, and thus credit risk should be low. The following table shows the dollar-weighted average credit quality of each Fund's holdings and that of its target index, as rated by Moody's Investors Service, Inc., as of December 31, 2005.



-------------------------------------------------------------
                                 AVERAGE CREDIT QUALITY
                              -------------------------------
FUND                          FUND'S HOLDINGS   TARGET INDEX
-------------------------------------------------------------

Total Bond Market Index             Aa1            Aa1
Short-Term Bond Index               Aa1            Aa1
Intermediate-Term Bond Index        Aa2            Aa2
Long-Term Bond Index                Aa2            Aa2
-------------------------------------------------------------






[FLAG] EACH FUND IS SUBJECT TO INDEX SAMPLING RISK, WHICH IS THE CHANCE THAT THE SECURITIES SELECTED FOR A FUND, IN THE AGGREGATE, WILL NOT PROVIDE INVESTMENT PERFORMANCE MATCHING THAT OF ITS INDEX. INDEX SAMPLING RISK FOR EACH FUND SHOULD BE LOW.

                                                                          20
 To a limited extent, the Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by a Fund may suffer a substantial decline in credit quality and market value because of a corporate restructuring or another corporate event.
 The Funds are generally managed without regard to tax ramifications.
 The following summary table is provided to help you distinguish among the Funds and their various risks.

---------------------------------------------------------------------------------------------------
                                                             RISKS OF THE FUNDS
                                          ---------------------------------------------------------
                                                                                             INDEX
                                             INCOME   INTEREST   CALL/PREPAYMENT  CREDIT   SAMPLING
FUND                                          RISK   RATE RISK       RISK          RISK      RISK
---------------------------------------------------------------------------------------------------

Total Bond Market Index                     Moderate  Moderate     Moderate        Low        Low
Short-Term Bond Index                         High       Low         Low           Low        Low
Intermediate-Term Bond Index                Moderate  Moderate       Low           Low        Low
Long-Term Bond Index                           Low      High         Low           Low        Low
---------------------------------------------------------------------------------------------------



SECURITY SELECTION


INDEX SAMPLING STRATEGY. Because it would be very expensive and inefficient to buy and sell all securities held in their target indexes--which is an indexing strategy called "replication"-- each Fund uses index "sampling" techniques to select securities. Using sophisticated computer programs, each Fund selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, each Fund keeps industry sector and subsector exposure within tight boundaries compared to that of its target index. Since the Funds do not hold all issues in their target indexes, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) compared with the target indexes. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the portfolio.

 The following table shows the number of bonds held by each Fund, as well as the number of bonds in each Fund's target index, as of December 31, 2005.



------------------------------------------------------------
                              NUMBER OF   NUMBER OF BONDS IN
FUND                          BONDS HELD     TARGET INDEX
------------------------------------------------------------
Total Bond Market Index         2,445          6,453
Short-Term Bond Index            657           1,697
Intermediate-Term Bond Index     824           1,191
Long-Term Bond Index             582            875
------------------------------------------------------------





 TYPES OF BONDS. Each Fund's target index is actually a subset of the Lehman Brothers Aggregate Bond Index (except for the Total Bond Market Index Fund, whose target index is the entire Lehman Brothers Aggregate Bond Index). This Index measures the total universe of taxable investment-grade fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.

21
 As of December 31, 2005, each Fund was composed of the following types of bonds:



-------------------------------------------------------------------------------------------------------------------
                                                                          INTERNATIONAL
                                U.S.                    MORTGAGE-              DOLLAR-       SHORT-TERM
FUND                         GOVERNMENT    CORPORATE     BACKED             DENOMINATED        RESERVES      TOTAL
-------------------------------------------------------------------------------------------------------------------
Total Bond Market Index         36%           20%          41%                  3%                0%           100%
Short-Term Bond Index           69            23            0                   7                 1            100
Intermediate-Term Bond Index    48            47            0                   5                 0            100
Long-Term Bond Index            57            37            0                   6                 0            100
-------------------------------------------------------------------------------------------------------------------




 An explanation of each type of bond follows.

- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are backed by the full faith and credit of the U.S. government.

- Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose--often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). Each Fund expects to purchase only investment-grade corporate bonds.

- Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA.

The Total Bond Market Index Fund may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions. In a mortgage- dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may

                                                                          22
 increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund's investment objective and risk profile.
- International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that it owns foreign bonds, a Fund is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the investor is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S investors.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                      U.S. GOVERNMENT-SPONSORED ENTITIES


 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------




OTHER INVESTMENT POLICIES AND RISKS

Each Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of each Fund's assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target indexes. Subject to the same 20% limit, the Funds may also purchase other investments that are outside of their target indexes. The Funds may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or, if issued by private companies, they carry high-quality investment-grade ratings.

[FLAG] EACH FUND MAY INVEST IN DERIVATIVES. IN GENERAL, DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF THE FUND'S OTHER INVESTMENTS.


 Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the fund as disclosed in this prospectus. Vanguard will not

23

use derivatives to change the risks of a Fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

- Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;
- Add value when these instruments are attractively priced; or
- Adjust sensitivity to changes in interest rates.
  The Funds' derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss
  (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                  DERIVATIVES


Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



 Vanguard may invest a small portion of each Fund's assets in shares of bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the bonds listed in the index or in a subset of the index. Vanguard may purchase ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced.

CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.

ACCOUNT MAINTENANCE AND CUSTODIAL FEES

To allocate the cost of maintaining accounts equitably among shareholders, Vanguard assesses an account maintenance fee on any index fund account whose balance falls below $10,000 (for any reason, including a decline in the value of fund shares) on the date a dividend is distributed. Although the fee--$2.50 per quarter--is deducted quarterly from the dividend distributions, the entire amount of the distribution is taxable to the shareholder unless shares are held in a nontaxable account, such as a retirement account. If the amount of the dividend distribution is less than the fee, a fraction of a fund share may be redeemed to make up the difference.

A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000. See the FUND PROFILES and INVESTING WITH VANGUARD for more information about fees.

                                                                          24
FREQUENT TRADING OR MARKET-TIMING

Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER/(R)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                              COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

25
TURNOVER RATE


Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for passively managed domestic bond funds was approximately 95%; for domestic bond funds, the average turnover rate was approximately 107%, both as reported by Morningstar, Inc., on December 31, 2005.




--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                 TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------





THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $950 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                     VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

                                                                          26
INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of December 31, 2005, Vanguard served as advisor for approximately $673 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

 For the fiscal year ended December 31, 2005, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.

For a discussion of why the board of trustees  approved  each Fund's  investment
advisory   arrangement,   see  the  Funds'  most  recent  semiannual  report  to
shareholders covering the fiscal period that ends on June 30 each year.

 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                         THE FUNDS' PORTFOLIO MANAGERS


 The managers primarily responsible for the day-to-day management of the Funds are:

 KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed portfolio investments since 1982; has managed the Total Bond Market Index Fund since joining Vanguard in 1992 and the Intermediate-Term Bond Index Fund since its inception in 1994; served as manager for the Short-Term and Long-Term Bond Index Funds from their inception in 1994 until 1998; and has managed the Long-Term Bond Index Fund since 2005. Education: B.S., University of Illinois; M.B.A., University of Chicago.

 GREGORY DAVIS, CFA, Principal of Vanguard. He has worked in investment management with Vanguard since 1999; has managed portfolio investments since 2000; and has managed the Short-Term Bond Index Fund since 2005. Education:
 B.S., The Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.
--------------------------------------------------------------------------------



 The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

27
DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                 DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

                                                                          28
GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
- Provide us with your correct taxpayer identification number;
- Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                            "BUYING A CAPITAL GAIN"


 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------





SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).

29

 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans
Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3p.m.yield curve).

 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES


This explanation uses the Total Bond Market Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2005 with a net asset value (price) of $10.27 per share. During the year, each Investor Share earned $0.446 from investment income (interest). There was a decline of $0.205 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.241 per share from investment operations.

 Shareholders received $0.451 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $10.06, reflecting earnings of $0.241 per share and distributions of $0.451 per share. This was a decrease of $0.21 per share (from $10.27 at the beginning of the year to $10.06 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 2.40% for the year.

 As of December 31, 2005, the Investor Shares had approximately $21.6 billion in net assets. For the year, the expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the net investment income amounted to 4.40% of average net assets. The Fund sold and replaced securities valued at 59% of its net assets.
--------------------------------------------------------------------------------






TOTAL BOND MARKET INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,

                                                          ---------------------------------------------------------------------
                                                             2005         2004             2003        2002          2001
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.27        $10.31           $10.38      $10.15        $ 9.96
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .446         .441             .465        .572         .632
 Net Realized and Unrealized Gain (Loss) on Investments     (.205)       (.014)           (.060)       .239         .190
-------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                            .241         .427             .405        .811         .822
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.449)      (.446)            (.475)      (.570)       (.632)
 Distributions from Realized Capital Gains                  (.002)      (.021)               --       (.011)          --
-------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.451)      (.467)            (.475)      (.581)       (.632)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.06       $10.27           $10.31      $10.38        $10.15
===============================================================================================================================
TOTAL RETURN/1/                                             2.40%        4.24%             3.97%       8.26%        8.43%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $21,643      $19,479          $17,032      $16,676       $14,116
 Ratio of Total Expenses to Average Net Assets              0.20%        0.20%            0.22%        0.22%         0.22%
 Ratio of Net Investment Income to Average Net Assets       4.40%        4.29%            4.46%        5.63%         6.21%
 Turnover Rate/2/,/3/                                         59%          59%              89%          90%           82%
================================================================================================================================
1 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.
3 The turnover rates excluding paydowns on mortgage-backed securities were 56%, 44%, 66%, 75%, and 67%.

31

TOTAL BOND MARKET INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   NOV. 12/1/ TO
                                                                  YEAR ENDED DECEMBER 31,                               DEC. 31,
                                                          --------------------------------------------------------
                                                             2005         2004       2003        2002                       2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.27       $10.31     $10.38      $10.15                     $10.44
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .455         .450       .472        .578                       .082
 Net Realized and Unrealized Gain (Loss) on Investments     (.205)       (.014)     (.060)       .239                      (.290)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                            .250         .436       .412        .817                      (.208)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.458)       (.455)     (.482)      (.576)                     (.082)
 Distributions from Realized Capital Gains                  (.002)       (.021)        --       (.011)                        --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.460)       (.476)     (.482)      (.587)                     (.082)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.06       $10.27     $10.31      $10.38                     $10.15
===================================================================================================================================
TOTAL RETURN                                                2.49%        4.33%      4.04%       8.32%                     -2.00%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                      $4,529       $2,502     $2,092      $1,805                      $866
 Ratio of Total Expenses to Average Net Assets              0.11%        0.11%      0.15%       0.17%                  0.17%/2/
 Ratio of Net Investment Income to Average Net Assets       4.49%        4.38%      4.52%       5.66%                  5.97%/2/
 Turnover Rate/3/,/4/                                           59%          59%        89%         90%                    82%
====================================================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
  Fund's capital shares.
4 The turnover rates excluding paydowns on mortgage-backed securities were 56%, 44%, 66%, 75%, and 67%.






SHORT-TERM BOND INDEX FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------

                                                           2005         2004         2003        2002          2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.14       $10.28       $10.32      $10.19        $ 9.96
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .350         .303         .329        .452          .568
 Net Realized and Unrealized Gain (Loss) on Investments   (.220)       (.131)        .015        .152          .299
--------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .130         .172         .344        .604          .867
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.350)       (.303)       (.329)      (.452)        (.568)
 Distributions from Realized Capital Gains                   --        (.009)       (.055)      (.022)        (.069)
--------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.350)       (.312)       (.384)      (.474)        (.637)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $9.92       $10.14       $10.28      $10.32        $10.19
==========================================================================================================================
TOTAL RETURN/1/                                           1.31%        1.70%        3.37%       6.10%         8.88%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $2,951       $3,795       $3,041      $2,553        $1,680
 Ratio of Total Expenses to Average Net Assets            0.18%        0.18%        0.20       %0.21%         0.21%
 Ratio of Net Investment Income to Average Net Assets     3.50%        2.97%        3.17%       4.37%         5.45%
 Turnover Rate                                             106%          92%         111%        139%          156%
==========================================================================================================================
1 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

SHORT-TERM BOND INDEX FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                                                      NOV. 12/1/ TO
                                                                  YEAR ENDED DECEMBER 31,                  DEC. 31,
                                                 ----------------------------------------------------
                                                           2005         2004         2003        2002         2001
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  BEGINNING OF PERIOD                    $10.14       $10.28       $10.32       $10.19      $10.44
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .357         .310         .334         .457        .069
 Net Realized and Unrealized Gain (Loss) on Investments   (.220)       (.131)        .015         .152       (.181)
-------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .137         .179         .349         .609       (.112)
 ------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.357)       (.310)       (.334)       (.457)      (.069)
 Distributions from Realized Capital Gains                   --        (.009)       (.055)       (.022)      (.069)
-------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.357)       (.319)       (.389)       (.479)      (.138)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $9.92       $10.14       $10.28       $10.32       $10.19
===================================================================================================================
TOTAL RETURN                                              1.38%        1.77%        3.43%        6.15%       -1.08%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $2,326       $1,469       $1,177         $773         $273
 Ratio of Total Expenses to Average Net Assets            0.11%        0.10%        0.15%        0.16%     0.17%/2/
 Ratio of Net Investment Income to Average Net Assets     3.57%        3.05%        3.21%        4.37%     5.01%/2/
 Turnover Rate                                             106%          92%         111%         139%         156%
===================================================================================================================
1 Inception.
2 Annualized.





INTERMEDIATE-TERM BOND INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                           2005         2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.68       $10.69       $10.75       $10.28       $10.02
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .492         .506         .532         .597         .651
 Net Realized and  Unrealized Gain  (Loss) on Investments (.309)        .038         .064         .478         .260
-------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .183         .544         .596        1.075         .911
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.492)       (.506)       (.532)       (.597)      (.651)
 Distributions from Realized Capital Gains                (.011)       (.048)       (.124)       (.008)         --
-------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.503)       (.554)       (.656)       (.605)      (.651)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.36       $10.68       $10.69       $10.75       $10.28
===================================================================================================================
TOTAL RETURN/1/                                           1.75%        5.22%        5.65%       10.85%        9.28%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $3,009       $3,501       $2,749       $2,415       $2,096
 Ratio of Total Expenses to Average Net Assets            0.18%        0.18%        0.20%        0.21%        0.21%
 Ratio of Net Investment Income to Average Net Assets     4.68%        4.75%        4.91%        5.75%        6.33%
 Turnover Rate                                              76%          84%          98%         141%         135%
===================================================================================================================
1 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

33

INTERMEDIATE-TERM BOND INDEX FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                                                      NOV. 12/1/ TO
                                                             YEAR ENDED DECEMBER 31,                       DEC. 31,
                                            ----------------------------------------------------------
                                                           2005       2004         2003         2002           2001
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.68     $10.69       $10.75       $10.28        $10.65
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .499       .514         .538         .602          .085
 Net Realized and Unrealized Gain (Loss) on Investments   (.309)      .038         .064         .478         (.370)
-------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .190       .552         .602        1.080         (.285)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.499)     (.514)       (.538)       (.602)        (.085)
 Distributions from Realized Capital Gains                (.011)     (.048)       (.124)       (.008)           --
-------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.510)     (.562)       (.662)       (.610)        (.085)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.36     $10.68       $10.69        $10.75       $10.28
===================================================================================================================
TOTAL RETURN                                              1.82%      5.30%        5.70%        10.91%        -2.68%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $2,949     $1,127         $756         $662          $348
 Ratio of Total Expenses to Average Net Assets            0.11%      0.11%        0.15%        0.16%      0.17%/2/
 Ratio of Net Investment Income to Average Net Assets     4.75%      4.82%        4.96%        5.78%      6.17%/2/
 Turnover Rate                                              76%        84%          98%         141%          135%
===================================================================================================================
1 Inception.
2 Annualized.





LONG-TERM BOND INDEX FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                           2005         2004         2003         2002         2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82       $11.50       $11.67       $10.83       $10.66
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .601         .617         .627         .658         .683
 Net Realized and Unrealized Gain (Loss) on Investments    .020         .320         .004         .840         .170
--------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .621         .937         .631        1.498         .853
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                      (.601)       (.617)       (.627)       (.658)       (.683)
 Distributions from Realized Capital Gains                   --           --        (.174)          --           --
--------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.601)       (.617)       (.801)       (.658)       (.683)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $11.84       $11.82       $11.50       $11.67       $10.83
==========================================================================================================================
TOTAL RETURN/1/                                           5.32%        8.40%        5.50%       14.35%        8.17%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $1,893       $1,310         $951         $794         $542
 Ratio of Total Expenses to Average Net Assets            0.18%        0.18%        0.20%        0.21%        0.21%
 Ratio of Net Investment Income to Average Net Assets     5.03%        5.34%        5.34%        5.92%        6.30%
 Turnover Rate                                              52%          62%          76%         141%         107%
===========================================================================================================================
1 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD
 This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change these policies, without prior notice to shareholders.

                                 BUYING SHARES
                               CONVERTING SHARES
                               REDEEMING SHARES
                               EXCHANGING SHARES
                            FREQUENT-TRADING LIMITS
                          OTHER RULES YOU SHOULD KNOW
                           FUND AND ACCOUNT UPDATES
                              CONTACTING VANGUARD
--------------------------------------------------------------------------------





BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.
 Investment minimums may differ for certain categories of investors.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in that Fund account are eligible to convert their Investor Shares into Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.
 Investment minimums may differ for certain categories of investors.

35
HOW TO BUY SHARES
ONLINE TRANSACTIONS. You may open certain types of accounts, request electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares in a new or existing fund account through our website at www.vanguard.com.

BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire or by an exchange (using the proceeds from the sale of shares in another Vanguard fund). You may also request the forms needed to open a new account.
BY MAIL. You may send your check and account registration form to open a new account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online under "Buy, by check"), or you may send written purchase instructions. All must be in good order.

BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


TRANSACTION FEE ON PURCHASES
The Funds reserve the right to charge a transaction fee to investors whose aggregate share purchases equal or exceed the following amounts:

 Total Bond Market Index Fund--$500 million
 Short-Term Bond Index Fund--$100 million
 Intermediate-Term Bond Index Fund--$100 million
 Long-Term Bond Index Fund--$100 million

TYPES OF PURCHASES

BY CHECK. You may mail your check and a completed account registration form to Vanguard to open a new account. When adding to an existing account, send your check with an Invest-by-Mail form, written purchase instructions, or a printed deposit slip. Make your check payable to: Vanguard--"Fund Number. " For a list of Fund numbers and addresses, see Contacting Vanguard.

 BY EXCHANGE. You may purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.

BY AUTOMATIC INVESTMENT PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.


YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your trade date. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.

BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the following business day.

BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For  further   information   about  these   options,   consult  our  website  at
www.vanguard.com or see Contacting Vanguard.

37
EARNING DIVIDENDS
You begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available for:
- SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^FUTURE PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice, including purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance. In addition, all Vanguard funds reserve the right to stop selling shares.

^LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.

                                                                          38
CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

CONVERSIONS FROM INVESTOR SHARES INTO ADMIRAL SHARES
Shares purchased before the issuance of Admiral Shares are considered Investor Shares.

SELF-DIRECTED CONVERSIONS. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.

TENURE CONVERSIONS. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.

AUTOMATIC CONVERSIONS. The Fund conducts periodic reviews of account balances and may convert an eligible investor's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. You may instruct the Fund if you do not wish to convert to the lower-cost Admiral Shares. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.

CONVERSIONS INTO INSTITUTIONAL SHARES

You are eligible for a self-directed conversion from Investor Shares or Admiral Shares into Institutional Shares of the same Fund, provided that your account balance in the Fund is at least $5 million for Total Bond Market Index Fund or $25 million for Intermediate-Term and Long-Term Bond Index Funds. Automatic conversions do not apply to accounts that qualify for Institutional Shares. The Fund's Institutional Shares are offered

39

through a separate prospectus. Please contact Vanguard's Institutional Division for more information.


MANDATORY CONVERSIONS INTO INVESTOR SHARES OR ADMIRAL SHARES If an investor no longer meets the requirements for Institutional Shares or Admiral Shares, the Fund may convert the investor's shares into another share class, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into another share class.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE TRANSACTIONS. You may redeem shares, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. You may call Vanguard by telephone to request a redemption. See Contacting Vanguard.

BY MAIL. You may send your written redemption instructions in good order to Vanguard. See Contacting Vanguard.

BY WRITING A CHECK. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required  information on your
redemption   request.   See  Other  Rules  You  Should   Know--Good  Order.  The
requirements vary among types of accounts and transactions.

TYPES OF REDEMPTIONS

BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

BY EXCHANGE.  You may instruct Vanguard to apply the proceeds of your redemption
to  purchase   shares  of  another   Vanguard  fund.   See  Exchanging   Shares,
Frequent-Trading Limits, and Other Rules You Should Know.

                                                                          40
BY AUTOMATIC WITHDRAWAL PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. The minimum electronic redemption is $100.

BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

Money Market Funds: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

Bond Funds: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. The trade date for Automatic Withdrawal Plan redemptions is two business days prior to the date you designated for the proceeds to be in your bank account.

EARNING DIVIDENDS

Shares continue earning dividends until the business day following your trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds only, if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time (2 p.m., Eastern time for Vanguard Prime Money Market Fund), the shares will stop earning dividends that same day.


REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust,

41
corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient balance.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.

                                                                          42
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.
Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

The policy does not apply to the following:
- Purchases of shares with reinvested dividend or capital gains distributions.
- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.
- Redemptions of shares to pay fund or account fees.
- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)
- Transfers and re-registrations of shares within the same fund.
- Purchases of shares by asset transfer or direct rollover.
- Conversions of shares from one share class to another in the same fund.
- Checkwriting redemptions.
- Section 529 college savings plans.

43
- Certain approved institutional portfolios and asset allocation programs, as well as Vanguard mutual funds that invest in other Vanguard mutual funds.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), the frequent-trading policy does not apply to:
- Purchases of shares with participant payroll or employer contributions or loan repayments.
- Purchases of shares with reinvested dividend or capital gains distributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Redemptions of shares as part of a plan termination or at the direction of the plan.
- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.
- Redemptions of shares to pay fund or account fees.
- Share or asset transfers or rollovers.
- Re-registrations of shares.
- Conversions of shares from one share class to another in the same fund.

ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their client's trading activities in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase or redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries

                                                                          44
will properly assess purchase or redemption fees or administer frequent-trading policies.
 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. To establish this service, you must register online.

^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS

^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

- Authorization to act on the account (as the account owner or by legal documentation or other means).
- Account registration and address.
- Social Security or employer identification number.
- Fund name and account number, if applicable.
- Other information relating to the account.

45

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service for any or all shareholders at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
- The fund name and account number.
- The amount of the transaction (stated in dollars, shares, or percent). Written instructions also must include:
- Authorized signatures of all registered owners.
- Signature guarantees, if required for the type of transaction.*
- Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE-DATE REQUESTS

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

                                                                          46
INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED, AND AUTOMATIC CONVERSIONS BETWEEN INVESTOR SHARES AND ADMIRAL SHARES GENERALLY ARE NOT AVAILABLE TO ACCOUNTS HELD THROUGH INTERMEDIARIES. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM AND TO LEARN ABOUT OTHER RULES THAT MAY APPLY.
 Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

CUSTODIAL FEES

Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

LOW-BALANCE ACCOUNTS

All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.

RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low- balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal

47

activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS

We will send (or provide online, whichever you prefer) a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard Bond Index Funds twice a year, in February and August. These comprehensive reports include

                                                                          48
overviews of the financial markets and provide the following specific Fund information:
- Performance assessments and comparisons with industry benchmarks.
- Financial statements with detailed listings of the Funds' holdings.
 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com, in the HOLDINGS section of each Fund's Profile page, a detailed list of the securities held by that Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


CONTACTING VANGUARD


ONLINE
VANGUARD.COM
- For the most complete source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
800-662-7447 (SHIP)
(Text telephone at
800-952-3335)
- For fund and service information
- For literature requests
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

CLIENT SERVICES
800-662-2739 (CREW)
(Text telephone at
800-749-7273)
- For account information
- For most account transactions
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

49
ADMIRAL SERVICE CENTER
888-237-9949
- For Admiral account information
- For most Admiral transactions
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

INSTITUTIONAL DIVISION
888-809-8102
- For information and services for large institutional investors
- Business hours only

INTERMEDIARY SALES SUPPORT
800-997-2798
- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors
- Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m., Eastern time

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us:
 Vanguard Total Bond Market Index Fund--84 (Investor Shares) or 584 (Admiral Shares)
 Vanguard Short-Term Bond Index Fund--132 (Investor Shares) or 5132 (Admiral Shares)
 Vanguard Intermediate-Term Bond Index Fund--314 (Investor Shares) or 5314 (Admiral Shares)
 Vanguard Long-Term Bond Index Fund--522(Investor Shares)











Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, VIPER, VIPERs, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

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GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

COUPON
The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY
An investment, such as a bond, which pays a fixed coupon, or a preferred stock, which pays a fixed dividend.

INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


INTERNATIONAL DOLLAR-DENOMINATED BOND
A bond denominated in U.S. dollars issued by foreign governments and companies. Because the bond's value is designated in dollars, an investor is not exposed to foreign-currency risk.


INVESTMENT-GRADE
A fixed income security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Fixed income securities rated in one of the four highest rating categories are considered "investment-grade"; other fixed income securities may be considered by the advisor to be investment-grade.


MORTGAGE-BACKED SECURITY
A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                 [SHIP LOGO] [VANGUARD/(R)/LOGO]
                                                                    P.O.Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/TM/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Bond Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone: 800-952-3335
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-4681
(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P084 042006

Vanguard/(R) /Bond Index Funds

>  Prospectus

Investor Shares for Participants

April 24, 2006

                                                 [SHIP LOGO] [VANGUARD/(R)/LOGO]

Vanguard Total Bond Market Index Fund

Vanguard Short-Term Bond Index Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund





This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2005.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VANGUARD BOND INDEX FUNDS
Investor Shares
Participant Prospectus
April 24, 2006


 ------------------------------------------------------------------------------
 CONTENTS
 ------------------------------------------------------------------------------
1 AN INTRODUCTION TO INDEX FUNDS
2 VANGUARD FUND PROFILES
  2 Total Bond Market Index Fund
  5 Short-Term Bond Index Fund
  8 Intermediate-Term Bond Index Fund
 11 Long-Term Bond Index Fund
 14 MORE ON THE FUNDS
 22 THE FUNDS AND VANGUARD
 22 INVESTMENT ADVISOR
 23 DIVIDENDS, CAPITAL GAINS,
   AND TAXES
 24 SHARE PRICE

 25 FINANCIAL HIGHLIGHTS
 29 INVESTING WITH VANGUARD
 31 ACCESSING FUND INFORMATION
  BY COMPUTER

 GLOSSARY OF INVESTMENT TERMS
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

 This prospectus offers the Funds' Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.
-------------------------------------------------------------------------------

1


AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:
- Variety of investments. Vanguard index funds generally invest in securities of a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

INDEX FUNDS IN THIS PROSPECTUS


Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about four Vanguard Bond Index Funds. Three of these Funds seek to track a particular segment of the U.S. bond market; the fourth Fund seeks to track the entire investment-grade U.S. bond market.



--------------------------------------------------------------------------
FUND                                          SEEKS TO TRACK
--------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund         The overall bond market
Vanguard Short-Term Bond Index Fund           Short-term bonds
Vanguard Intermediate-Term Bond Index Fund    Intermediate-term bonds
Vanguard Long-Term Bond Index Fund            Long-term bonds
--------------------------------------------------------------------------





 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

FUND PROFILE--
VANGUARD TOTAL BOND MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a broad, market-weighted bond index.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.


PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.


- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

3

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -20% - 40%]
                        1996     3.58
                        1997     9.44
                        1998     8.58
                        1999    -0.76
                        2000    11.39
                        2001     8.43
                        2002     8.26
                        2003     3.97
                        2004     4.24
                        2005     2.40
      ----------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.29% (quarter ended September 30, 2001), and the lowest return for a quarter was -2.49% (quarter ended June 30, 2004).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund Investor Shares 2.40%   5.43%       5.89%
Lehman Brothers Aggregate Bond Index (reflects no
 deduction for fees or expenses)                      2.43    5.87        6.16
-------------------------------------------------------------------------------





FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                        None
      Transaction Fee on Purchases:                                    None/1/
      Sales Charge (Load) Imposed on Reinvested Dividends:             None
      Redemption Fee:                                                  None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                            0.17%
      12b-1 Distribution Fee:                                         None
      Other Expenses:                                                 0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                          0.20%
      1 A portfolio transaction fee of 0.18% may apply to aggregate purchases of more than $500 million by a single investor.





 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $20          $64        $113         $255
--------------------------------------------------





 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    TotBd
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          84

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,       921937108
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VBMFX
December 11, 1986

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$33.5 billion
-------------------------------------------------------------------------------

5

FUND PROFILE--
VANGUARD SHORT-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. Under normal circumstances, the Fund's dollar-weighted average maturity is not expected to exceed 3 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is designed for investors with a low tolerance for risk; however, you could still lose money by investing in it. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

     ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -20% - 40%]
                        1996    4.55
                        1997    7.04
                        1998    7.63
                        1999    2.08
                        2000    8.84
                        2001    8.88
                        2002    6.10
                        2003    3.37
                        2004    1.70
                        2005    1.31
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.89% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.80% (quarter ended June 30, 2004).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Vanguard Short-Term Bond Index Fund Investor Shares   1.31%   4.23%       5.11%
Lehman Brothers 1-5 Year Government/Credit Index
 (reflects no deduction for fees or expenses)         1.44    4.71        5.38
-------------------------------------------------------------------------------




FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Transaction Fee on Purchases:                                      None/1/
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.15%
      12b-1 Distribution Fee:                                           None
      Other Expenses:                                                   0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.18%
      1 A portfolio transaction fee of 0.15% may apply to aggregate purchases of more than $100 million by a single investor.

7

 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $18         $58        $101          $230
--------------------------------------------------





 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    STBond
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          132

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,       921937207
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VBISX
March 1, 1994

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$5.3 billion
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD INTERMEDIATE-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued.
 The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

9

      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -20% - 40%]
                        1996    2.55
                        1997    9.41
                        1998   10.09
                        1999   -3.00
                        2000   12.78
                        2001    9.28
                        2002   10.85
                        2003    5.65
                        2004    5.22
                        2005    1.75
      ----------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.11% (quarter ended September 30, 1998), and the lowest return for a quarter was -3.88% (quarter ended June 30, 2004).




------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------
                                                                        1 YEAR 5 YEARS  10 YEARS
------------------------------------------------------------------------------------------------
Vanguard Intermediate-Term Bond Index Fund Investor Shares               1.75%   6.50%     6.35%
Lehman Brothers 5-10 Year Government/Credit Index
 (reflects no deduction for fees or expenses)                            1.83    6.92      6.57
------------------------------------------------------------------------------------------------




FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Transaction Fee on Purchases:                                      None/1/
      Sales Charge (Load) Imposed on Reinvested                          None
      Dividends:
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.15%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.18%
      1 A portfolio transaction fee of 0.23% may apply to aggregate purchases of more than $100 million by a single investor.





 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $18          $58        $101         $230
--------------------------------------------------






 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    ITBond
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          314

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,       921937306
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VBIIX
March 1, 1994

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$6 billion
-------------------------------------------------------------------------------

11

FUND PROFILE--
VANGUARD LONG-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers Long Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued.
 The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 15 and 30 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                   ANNUAL TOTAL RETURNS -- INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -20% - 40%]
                        1996    -0.26
                        1997    14.30
                        1998    11.98
                        1999    -7.85
                        2000    16.64
                        2001     8.17
                        2002    14.35
                        2003     5.50
                        2004     8.40
                        2005     5.32
      ----------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 9.44% (quarter ended September 30, 2002), and the lowest return for a quarter was -6.17% (quarter ended March 31, 1996).




-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Vanguard Long-Term Bond Index Fund Investor Shares    5.32%     8.30%      7.41%
Lehman Brothers Long Government/Credit Index
 (reflects no deduction for fees or expenses)         5.34      8.32       7.44
-------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                         None
      Transaction Fee on Purchases:                                     None/1/
      Sales Charge (Load) Imposed on Reinvested Dividends:              None
      Redemption Fee:                                                   None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.16%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.18%
      1 A portfolio transaction fee of 0.21% may apply to aggregate purchases of more than $100 million by a single investor.





 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

13



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $18         $58        $101          $230
--------------------------------------------------






 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    LTBond
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          522

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,       921937405
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VBLTX
March 1, 1994

NET ASSETS AS OF DECEMBER 31, 2005
$1.9 billion
-------------------------------------------------------------------------------

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Each Fund's policy of investing at least 80% of its assets in bonds that are part of the target index may be changed only upon 60 days' notice to shareholders

MARKET EXPOSURE


     [FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.


 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.



------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT
                       THE VALUE OF A $1,000 BOND/1/
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
------------------------------------------------------------------------------
1 Assuming a 4% coupon.
------------------------------------------------------------------------------





 These figures are for illustration only; you should not regard them as an indication of future performance from the bond market as a whole or the Funds in particular.

15


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                           BONDS AND INTEREST RATES


 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
-------------------------------------------------------------------------------




 Changes in interest rates will affect bond income as well as bond prices.

     [FLAG] EACH FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S INCOME
DECLINES WHEN INTEREST RATES FALL BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.




-------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                BOND MATURITIES


 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
-------------------------------------------------------------------------------



 Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.

     [FLAG] THE TOTAL BOND MARKET INDEX FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL (REPAY) SECURITIES WITH HIGHER COUPONS OR INTEREST RATES BEFORE THEIR MATURITY DATES. THE FUND WOULD THEN LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.


 Because the Total Bond Market Index Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call/prepayment risk for the Fund should be moderate.

     [FLAG]EACH FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                CREDIT QUALITY


 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
-------------------------------------------------------------------------------




The credit quality of each Fund is expected to be very high, and thus credit risk should be low. The following table shows the dollar-weighted average credit quality of each Fund's holdings and that of its target index, as rated by Moody's Investors Service, Inc., as of December 31, 2005.




-------------------------------------------------------------
                                 AVERAGE CREDIT QUALITY
                              -------------------------------
FUND                          FUND'S HOLDINGS   TARGET INDEX
-------------------------------------------------------------
Total Bond Market Index             Aa1            Aa1
Short-Term Bond Index               Aa1            Aa1
Intermediate-Term Bond Index        Aa2            Aa2
Long-Term Bond Index                Aa2            Aa2
-------------------------------------------------------------






     [FLAG] EACH FUND IS SUBJECT TO INDEX SAMPLING RISK, WHICH IS THE CHANCE THAT THE SECURITIES SELECTED FOR A FUND, IN THE AGGREGATE, WILL NOT PROVIDE INVESTMENT PERFORMANCE MATCHING THAT OF ITS INDEX. INDEX SAMPLING RISK FOR EACH FUND SHOULD BE LOW.

17

 To a limited extent, the Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by a Fund may suffer a substantial decline in credit quality and market value because of a corporate restructuring or another corporate event.
 The Funds are generally managed without regard to tax ramifications.
 The following summary table is provided to help you distinguish among the Funds and their various risks.


---------------------------------------------------------------------------------------------------
                                                             RISKS OF THE FUNDS
                                          ---------------------------------------------------------
                                                                                             INDEX
                                             INCOME   INTEREST   CALL/PREPAYMENT  CREDIT   SAMPLING
FUND                                          RISK   RATE RISK       RISK          RISK      RISK
---------------------------------------------------------------------------------------------------

Total Bond Market Index                     Moderate  Moderate     Moderate        Low        Low
Short-Term Bond Index                         High       Low         Low           Low        Low
Intermediate-Term Bond Index                Moderate  Moderate       Low           Low        Low
Long-Term Bond Index                           Low      High         Low           Low        Low
---------------------------------------------------------------------------------------------------




SECURITY SELECTION


INDEX SAMPLING STRATEGY. Because it would be very expensive and inefficient to buy and sell all securities held in their target indexes--which is an indexing strategy called "replication"-- each Fund uses index "sampling" techniques to select securities. Using sophisticated computer programs, each Fund selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, each Fund keeps industry sector and subsector exposure within tight boundaries compared to that of its target index. Since the Funds do not hold all issues in their target indexes, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) compared with the target indexes. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the portfolio.

 The following table shows the number of bonds held by each Fund, as well as the number of bonds in each Fund's target index, as of December 31, 2005.



------------------------------------------------------------
                              NUMBER OF   NUMBER OF BONDS IN
FUND                          BONDS HELD     TARGET INDEX
------------------------------------------------------------
Total Bond Market Index         2,445          6,453
Short-Term Bond Index            657           1,697
Intermediate-Term Bond Index     824           1,191
Long-Term Bond Index             582            875
------------------------------------------------------------





 TYPES OF BONDS. Each Fund's target index is actually a subset of the Lehman Brothers Aggregate Bond Index (except for the Total Bond Market Index Fund, whose target index is the entire Lehman Brothers Aggregate Bond Index). This Index measures the total universe of taxable investment-grade fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.

 As of December 31, 2005, each Fund was composed of the following types of bonds:



-------------------------------------------------------------------------------------------------------------------
                                                                          INTERNATIONAL
                                U.S.                    MORTGAGE-              DOLLAR-       SHORT-TERM
FUND                         GOVERNMENT    CORPORATE     BACKED             DENOMINATED        RESERVES      TOTAL
-------------------------------------------------------------------------------------------------------------------
Total Bond Market Index         36%           20%          41%                  3%                0%           100%
Short-Term Bond Index           69            23            0                   7                 1            100
Intermediate-Term Bond Index    48            47            0                   5                 0            100
Long-Term Bond Index            57            37            0                   6                 0            100
-------------------------------------------------------------------------------------------------------------------





 An explanation of each type of bond follows.

- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are backed by the full faith and credit of the U.S. government.

- Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose--often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). Each Fund expects to purchase only investment-grade corporate bonds.

- Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA.

The Total Bond Market Index Fund may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at
a  predetermined   price.   These   transactions   simulate  an  investment  in
mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio

19

 turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund's investment objective and risk profile.

- International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that it owns foreign bonds, a Fund is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the investor is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S investors.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                      U.S. GOVERNMENT-SPONSORED ENTITIES


 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------




OTHER INVESTMENT POLICIES AND RISKS

Each Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of each Fund's assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target indexes. Subject to the same 20% limit, the Funds may also purchase other investments that are outside of their target indexes. The Funds may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or, if issued by private companies, they carry high-quality investment-grade ratings.

     [FLAG] EACH FUND MAY INVEST IN DERIVATIVES. IN GENERAL, DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF THE FUND'S OTHER INVESTMENTS.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of a Fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

- Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;
- Add value when these instruments are attractively priced; or
- Adjust sensitivity to changes in interest rates.

The Funds' derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial-- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.




-------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                  DERIVATIVES


Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
-------------------------------------------------------------------------------





 Vanguard may invest a small portion of each Fund's assets in shares of bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the bonds listed in the index or in a subset of the index. Vanguard may purchase ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced.



CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.

FREQUENT TRADING OR MARKET-TIMING

Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

21

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER/(R)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.


- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


-------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                              COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
-------------------------------------------------------------------------------




TURNOVER RATE


Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for passively managed domestic bond funds was approximately 95%; for domestic bond funds, the average turnover rate was approximately 107%, both as reported by Morningstar, Inc., on December 31, 2005.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                 TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------





THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $950 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                     VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------






INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of December 31, 2005, Vanguard served as advisor for approximately $673 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds. For the fiscal year ended December 31, 2005, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.

For a discussion of why the board of trustees  approved  each Fund's  investment
advisory   arrangement,   see  the  Funds'  most  recent  semiannual  report  to
shareholders covering the fiscal period that ends on June 30 each year.

23

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.


-------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                         THE FUNDS' PORTFOLIO MANAGERS


 The managers primarily responsible for the day-to-day management of the Funds are:

 KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed portfolio investments since 1982; has managed the Total Bond Market Index Fund since joining Vanguard in 1992 and the Intermediate-Term Bond Index Fund since its inception in 1994; served as manager for the Short-Term and Long-Term Bond Index Funds from their inception in 1994 until 1998; and has managed the Long-Term Bond Index Fund since 2005. Education: B.S., University of Illinois; M.B.A., University of Chicago.

 GREGORY DAVIS, CFA, Principal of Vanguard. He has worked in investment management with Vanguard since 1999; has managed portfolio investments since 2000; and has managed the Short-Term Bond Index Fund since 2005. Education:
 B.S., The Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.
-------------------------------------------------------------------------------



 The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Funds' income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


-------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                 DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
-------------------------------------------------------------------------------





SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).

When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans
Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

25

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

-------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES


This explanation uses the Total Bond Market Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2005 with a net asset value (price) of $10.27 per share. During the year, each Investor Share earned $0.446 from investment income (interest). There was a decline of $0.205 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.241 per share from investment operations.

 Shareholders received $0.451 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $10.06, reflecting earnings of $0.241 per share and distributions of $0.451 per share. This was a decrease of $0.21 per share (from $10.27 at the beginning of the year to $10.06 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 2.40% for the year.

 As of December 31, 2005, the Investor Shares had approximately $21.6 billion in net assets. For the year, the expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the net investment income amounted to 4.40% of average net assets. The Fund sold and replaced securities valued at 59% of its net assets.
-------------------------------------------------------------------------------






TOTAL BOND MARKET INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,

                                                          ---------------------------------------------------------------------
                                                             2005         2004             2003        2002          2001
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.27        $10.31           $10.38      $10.15        $ 9.96
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .446         .441             .465        .572         .632
 Net Realized and Unrealized Gain (Loss) on Investments     (.205)       (.014)           (.060)       .239         .190
-------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                            .241         .427             .405        .811         .822
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.449)      (.446)            (.475)      (.570)       (.632)
 Distributions from Realized Capital Gains                  (.002)      (.021)               --       (.011)          --
-------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.451)      (.467)            (.475)      (.581)       (.632)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.06       $10.27           $10.31      $10.38        $10.15
===============================================================================================================================
TOTAL RETURN                                                2.40%        4.24%             3.97%       8.26%        8.43%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $21,643      $19,479          $17,032      $16,676       $14,116
 Ratio of Total Expenses to Average Net Assets              0.20%        0.20%            0.22%        0.22%         0.22%
 Ratio of Net Investment Income to Average Net Assets       4.40%        4.29%            4.46%        5.63%         6.21%
 Turnover Rate/1/,/2/                                         59%          59%              89%          90%           82%
================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.
2 The turnover rates excluding paydowns on mortgage-backed securities were 56%, 44%, 66%, 75%, and 67%.

27





SHORT-TERM BOND INDEX FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------

                                                           2005         2004         2003        2002          2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.14       $10.28       $10.32      $10.19        $ 9.96
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .350         .303         .329        .452          .568
 Net Realized and Unrealized Gain (Loss) on Investments   (.220)       (.131)        .015        .152          .299
--------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .130         .172         .344        .604          .867
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.350)       (.303)       (.329)      (.452)        (.568)
 Distributions from Realized Capital Gains                   --        (.009)       (.055)      (.022)        (.069)
--------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.350)       (.312)       (.384)      (.474)        (.637)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $9.92       $10.14       $10.28      $10.32        $10.19
==========================================================================================================================
TOTAL RETURN                                              1.31%        1.70%        3.37%       6.10%         8.88%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $2,951       $3,795       $3,041      $2,553        $1,680
 Ratio of Total Expenses to Average Net Assets            0.18%        0.18%        0.20       %0.21%         0.21%
 Ratio of Net Investment Income to Average Net Assets     3.50%        2.97%        3.17%       4.37%         5.45%
 Turnover Rate                                             106%          92%         111%        139%          156%
==========================================================================================================================





INTERMEDIATE-TERM BOND INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                           2005         2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $10.68       $10.69       $10.75       $10.28       $10.02
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .492         .506         .532         .597         .651
 Net Realized and  Unrealized Gain  (Loss) on Investments (.309)        .038         .064         .478         .260
-------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .183         .544         .596        1.075         .911
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.492)       (.506)       (.532)       (.597)      (.651)
 Distributions from Realized Capital Gains                (.011)       (.048)       (.124)       (.008)         --
-------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.503)       (.554)       (.656)       (.605)      (.651)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.36       $10.68       $10.69       $10.75       $10.28
===================================================================================================================
TOTAL RETURN                                              1.75%        5.22%        5.65%       10.85%        9.28%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $3,009       $3,501       $2,749       $2,415       $2,096
 Ratio of Total Expenses to Average Net Assets            0.18%        0.18%        0.20%        0.21%        0.21%
 Ratio of Net Investment Income to Average Net Assets     4.68%        4.75%        4.91%        5.75%        6.33%
 Turnover Rate                                              76%          84%          98%         141%         135%
===================================================================================================================


LONG-TERM BOND INDEX FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                           2005         2004         2003         2002         2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82       $11.50       $11.67       $10.83       $10.66
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .601         .617         .627         .658         .683
 Net Realized and Unrealized Gain (Loss) on Investments    .020         .320         .004         .840         .170
--------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .621         .937         .631        1.498         .853
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                      (.601)       (.617)       (.627)       (.658)       (.683)
 Distributions from Realized Capital Gains                   --           --        (.174)          --           --
--------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.601)       (.617)       (.801)       (.658)       (.683)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $11.84       $11.82       $11.50       $11.67       $10.83
==========================================================================================================================
TOTAL RETURN/1/                                           5.32%        8.40%        5.50%       14.35%        8.17%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $1,893       $1,310         $951         $794         $542
 Ratio of Total Expenses to Average Net Assets            0.18%        0.18%        0.20%        0.21%        0.21%
 Ratio of Net Investment Income to Average Net Assets     5.03%        5.34%        5.34%        5.92%        6.30%
 Turnover Rate                                              52%          62%          76%         141%         107%
===========================================================================================================================

29

INVESTING WITH VANGUARD

Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
- If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
- Be sure to carefully read each topic that pertains to your transactions with Vanguard.
- Vanguard reserves the right to change these policies without prior notice to shareholders.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.
 You begin earning dividends on the next business day after your contribution trade date. Shares continue earning dividends until the next business day after your exchange or redemption trade date.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

 If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares), the following policy applies, regardless of the dollar amount:
- You must wait 60 days before exchanging back into the fund.
- The 60-day clock restarts after every exchange out of the fund.

 The policy does not apply to the following:
- Purchases of shares with participant payroll or employer contributions or loan repayments.
- Purchases of shares with reinvested dividend or capital gains distributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Redemptions of shares as part of a plan termination or at the direction of the plan.
- Redemptions of shares to pay fund or account fees.
- Share or asset transfers or rollovers.
- Re-registrations of shares within the same fund.
- Conversions of shares from one share class to another in the same fund.
- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

 Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase or redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.

For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.

31

PORTFOLIO HOLDINGS


We generally post on our website at www.vanguard.com, in the HOLDINGS section of each Fund's Profile page, a detailed list of the securities held by that Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.







































Vanguard, Connect with Vanguard, Plain Talk, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                   (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

COUPON
The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY
An investment, such as a bond, which pays a fixed coupon, or a preferred stock, which pays a fixed dividend.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


INTERNATIONAL DOLLAR-DENOMINATED BOND
A bond denominated in U.S. dollars issued by foreign governments and companies. Because the bond's value is designated in dollars, an investor is not exposed to foreign-currency risk.


INVESTMENT-GRADE
A fixed income security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Fixed income securities rated in one of the four highest rating categories are considered "investment-grade"; other fixed income securities may be considered by the advisor to be investment-grade.


MORTGAGE-BACKED SECURITY
A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                 [SHIP LOGO] [VANGUARD/(R)/LOGO]
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900


CONNECT WITH VANGUARD/TM/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Bond Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-4681
(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I084 042006

Vanguard/(R)/ Bond Index Funds

>  Prospectus

Admiral/TM/ Shares for Participants

April 24, 2006

                                                 [SHIP LOGO] [VANGUARD/(R)/LOGO]

Vanguard Total Bond Market Index Fund

Vanguard Short-Term Bond Index Fund

Vanguard Intermediate-Term Bond Index Fund

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2005.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VANGUARD BOND INDEX FUNDS
Admiral Shares
Participant Prospectus
April 24, 2006


 ------------------------------------------------------------------------------
 CONTENTS
-------------------------------------------------------------------------------
1 AN INTRODUCTION TO INDEX FUNDS
2 VANGUARD FUND PROFILES
  2 Total Bond Market Index Fund
  5 Short-Term Bond Index Fund
  8 Intermediate-Term Bond Index Fund
11 MORE ON THE FUNDS
19 THE FUNDS AND VANGUARD
19 INVESTMENT ADVISOR
20 DIVIDENDS, CAPITAL GAINS,
   AND TAXES
21 SHARE PRICE

22 FINANCIAL HIGHLIGHTS
25 INVESTING WITH VANGUARD
27 ACCESSING FUND INFORMATION
   BY COMPUTER


 GLOSSARY OF INVESTMENT TERMS
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

 This prospectus offers the Funds' Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.
-------------------------------------------------------------------------------

1

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
 An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:
- Variety of investments. Vanguard index funds generally invest in securities of a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

INDEX FUNDS IN THIS PROSPECTUS

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about three Vanguard Bond Index Funds. Two of these Funds seek to track a particular segment of the U.S. bond market; the third Fund seeks to track the entire U.S. bond market.


------------------------------------------------------------------------
FUND                                          SEEKS TO TRACK
------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund         The overall bond market
Vanguard Short-Term Bond Index Fund           Short-term bonds
Vanguard Intermediate-Term Bond Index Fund    Intermediate-term bonds
------------------------------------------------------------------------





 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

                                                                           2
FUND PROFILE--
VANGUARD TOTAL BOND MARKET INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a broad, market-weighted bond index.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

3
PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -20% - 40%]
                                2002    8.32
                                2003    4.04
                                2004    4.33
                                2005    2.49
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 3.73% (quarter ended September 30, 2002), and the lowest return for a quarter was -2.46% (quarter ended June 30, 2004).



      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                                          SINCE
                                                          1 YEAR    INCEPTION/1/
-------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund Admiral Shares       2.49%          4.10%
Lehman Brothers Aggregate Bond Index (reflects no
deduction for fees or expenses)                            2.43           4.53
-------------------------------------------------------------------------------
1 Since-inception returns are from November 12, 2001--the inception date of the Admiral Shares--through December 31, 2005.
-------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                         None
      Transaction Fee on Purchases:                                     None/1/
      Sales Charge (Load) Imposed on Reinvested Dividends:              None
      Redemption Fee:                                                   None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.09%
      12b-1 Distribution Fee:                                           None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.11%
      1 A portfolio transaction fee of 0.18% may apply to aggregate purchases of more than $500 million by a single investor.




 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $11          $35        $62          $141
--------------------------------------------------





 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    TotBdAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          584

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,       921937603
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VBTLX
Investor Shares--December 11, 1986
Admiral Shares--November 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$33.5 billion
-------------------------------------------------------------------------------

5
FUND PROFILE--
VANGUARD SHORT-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. Under normal circumstances, the Fund's dollar-weighted average maturity is not expected to exceed 3 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is designed for investors with a low tolerance for risk; however, you could still lose money by investing in it. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

                                                                           6
PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -20% - 40%]
                        2002    6.15
                        2003    3.43
                        2004    1.77
                        2005    1.38
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 2.80% (quarter ended September 30, 2002), and the lowest return for a quarter was -1.78% (quarter ended June 30, 2004).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
                                                                          SINCE
                                                      1 YEAR       INCEPTION/1/
-------------------------------------------------------------------------------
Vanguard Short-Term Bond Index Fund Admiral Shares     1.38%              2.79%
Lehman Brothers 1-5 Year Government/Credit Index
(reflects no  deduction for fees or expenses)          1.44               3.30
-------------------------------------------------------------------------------
1 Since-inception returns are from November 12, 2001--the inception date of the Admiral Shares--through December 31, 2005.
-------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in the prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.

7



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                         None
      Transaction Fee on Purchases:                                     None/1/
      Sales Charge (Load) Imposed on Reinvested Dividends:              None
      Redemption Fee:                                                   None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.09%
      12b-1 Distribution Fee:                                           None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.11%
      1 A portfolio transaction fee of 0.15% may apply to aggregate purchases of more than $100 million by a single investor.





 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $11          $35        $62          $141
--------------------------------------------------





 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    STBondAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          5132

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,       921937702
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VBIRX
Investor Shares--March 1, 1994
Admiral Shares--November 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$5.3 billion
--------------------------------------------------------------------------------

                                                                           8
FUND PROFILE--
VANGUARD INTERMEDIATE-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued.
 The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

9
      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -20% - 40%]
                        2002    10.91
                        2003     5.70
                        2004     5.30
                        2005     1.82
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 5.78% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.86% (quarter ended June 30, 2004).



----------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------
                                                                                               SINCE
                                                                         1 YEAR         INCEPTION/1/
----------------------------------------------------------------------------------------------------
Vanguard Intermediate-Term Bond Index Fund Admiral Shares                 1.82%                5.00%
Lehman Brothers 5-10 Year Government/Credit Index (reflects no
deduction for fees or expenses)                                           1.83                 5.48
----------------------------------------------------------------------------------------------------
1 Since-inception returns are from November 12, 2001--the inception date of the Admiral Shares--through
  December 31, 2005.
----------------------------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                         None
      Transaction Fee on Purchases:                                     None/1/
      Sales Charge (Load) Imposed on Reinvested Dividends:              None
      Redemption Fee:                                                   None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.09%
      12b-1 Distribution Fee:                                           None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.11%
      1 A portfolio transaction fee of 0.23% may apply to aggregate purchases of more than $100 million by a single investor.

                                                                          10
 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $11          $35         $62           $141
--------------------------------------------------





 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    ITBondAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          5314

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,       921937801
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VBILX
Investor Shares--March 1, 1994
Admiral Shares--November 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$6 billion
-------------------------------------------------------------------------------

11
MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG]symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Each Fund's policy of investing at least 80% of its assets in bonds that are part of the target index may be changed only upon 60 days' notice to shareholders.

MARKET EXPOSURE


     [FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.


 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT
                       THE VALUE OF A $1,000 BOND/1/
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
------------------------------------------------------------------------------
1 Assuming a 4% coupon.
------------------------------------------------------------------------------





 These figures are for illustration only; you should not regard them as an indication of future performance from the bond market as a whole or the Funds in particular.

 -------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                           BONDS AND INTEREST RATES


 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
-------------------------------------------------------------------------------




 Changes in interest rates will affect bond income as well as bond prices.

     [FLAG] EACH FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S INCOME
DECLINES WHEN INTEREST RATES FALL BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.




-------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                BOND MATURITIES


 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
-------------------------------------------------------------------------------



 Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.

13

     [FLAG] THE TOTAL BOND MARKET INDEX FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL (REPAY) SECURITIES WITH HIGHER COUPONS OR INTEREST RATES BEFORE THEIR MATURITY DATES. THE FUND WOULD THEN LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.


 Because the Total Bond Market Index Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call/prepayment risk for the Fund should be moderate.

     [FLAG] EACH FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.



-------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                CREDIT QUALITY


 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
-------------------------------------------------------------------------------




 The credit quality of each Fund is expected to be very high, and thus credit risk should be low. The following table shows the dollar-weighted average credit quality of each Fund's holdings and that of its target index, as rated by Moody's Investors Service, Inc., as of December 31, 2005.




-------------------------------------------------------------
                                 AVERAGE CREDIT QUALITY
                              -------------------------------
FUND                          FUND'S HOLDINGS   TARGET INDEX
-------------------------------------------------------------
Total Bond Market Index             Aa1            Aa1
Short-Term Bond Index               Aa1            Aa1
Intermediate-Term Bond Index        Aa2            Aa2
-------------------------------------------------------------





     [FLAG] EACH FUND IS SUBJECT TO INDEX SAMPLING RISK, WHICH IS THE CHANCE THAT THE SECURITIES SELECTED FOR A FUND, IN THE AGGREGATE, WILL NOT PROVIDE INVESTMENT PERFORMANCE MATCHING THAT OF ITS INDEX. INDEX SAMPLING RISK FOR EACH FUND SHOULD BE LOW.

To a limited extent, the Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by a Fund may suffer a substantial decline in credit

                                                                          14
 quality and market value because of a corporate restructuring or another corporate event.
 The Funds are generally managed without regard to tax ramifications.
 The following summary table is provided to help you distinguish among the Funds and their various risks.

---------------------------------------------------------------------------------------------------
                                                             RISKS OF THE FUNDS
                                          ---------------------------------------------------------
                                                                                             INDEX
                                             INCOME   INTEREST   CALL/PREPAYMENT  CREDIT   SAMPLING
FUND                                          RISK   RATE RISK       RISK          RISK      RISK
---------------------------------------------------------------------------------------------------

Total Bond Market Index                     Moderate  Moderate     Moderate        Low        Low
Short-Term Bond Index                         High       Low         Low           Low        Low
Intermediate-Term Bond Index                Moderate  Moderate       Low           Low        Low
---------------------------------------------------------------------------------------------------



SECURITY SELECTION


INDEX SAMPLING STRATEGY. Because it would be very expensive and inefficient to buy and sell all securities held in their target indexes--which is an indexing strategy called "replication"-- each Fund uses index "sampling" techniques to select securities. Using sophisticated computer programs, each Fund selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, each Fund keeps industry sector and subsector exposure within tight boundaries compared to that of its target index. Since the Funds do not hold all issues in their target indexes, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) compared with the target indexes. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the portfolio.

 The following table shows the number of bonds held by each Fund, as well as the number of bonds in each Fund's target index, as of December 31, 2005.



------------------------------------------------------------
                              NUMBER OF   NUMBER OF BONDS IN
FUND                          BONDS HELD     TARGET INDEX
------------------------------------------------------------
Total Bond Market Index         2,445          6,453
Short-Term Bond Index            657           1,697
Intermediate-Term Bond Index     824           1,191
------------------------------------------------------------





 TYPES OF BONDS. Each Fund's target index is actually a subset of the Lehman Brothers Aggregate Bond Index (except for the Total Bond Market Index Fund, whose target index is the entire Lehman Brothers Aggregate Bond Index). This Index measures the total universe of taxable investment-grade fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.

15
 As of December 31, 2005, each Fund was composed of the following types of bonds:


-------------------------------------------------------------------------------------------------------------------
                                                                          INTERNATIONAL
                                U.S.                    MORTGAGE-              DOLLAR-       SHORT-TERM
FUND                         GOVERNMENT    CORPORATE     BACKED             DENOMINATED        RESERVES      TOTAL
-------------------------------------------------------------------------------------------------------------------
Total Bond Market Index         36%           20%          41%                  3%                0%           100%
Short-Term Bond Index           69            23            0                   7                 1            100
Intermediate-Term
Bond Index                      48            47            0                   5                 0            100
-------------------------------------------------------------------------------------------------------------------




 An explanation of each type of bond follows.

- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are backed by the full faith and credit of the U.S. government.

- Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose--often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). Each Fund expects to purchase only investment-grade corporate bonds.

- Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA.

The Total Bond Market Index Fund may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions. In a mortgage- dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund's investment objective and risk profile.

                                                                          16
- International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that it owns foreign bonds, a Fund is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the investor is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.


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                               PLAIN TALK ABOUT

                      U.S. GOVERNMENT-SPONSORED ENTITIES


 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------




OTHER INVESTMENT POLICIES AND RISKS

Each Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of each Fund's assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target indexes. Subject to the same 20% limit, the Funds may also purchase other investments that are outside of their target indexes. The Funds may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or, if issued by private companies, they carry high-quality investment-grade ratings.

     [FLAG] EACH FUND MAY INVEST IN DERIVATIVES. IN GENERAL, DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF THE FUND'S OTHER INVESTMENTS.

 Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of a Fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

17

- Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;
- Add value when these instruments are attractively priced; or
- Adjust sensitivity to changes in interest rates.

The Funds' derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial-- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                  DERIVATIVES


Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------





 Vanguard may invest a small portion of each Fund's assets in shares of bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the bonds listed in the index or in a subset of the index. Vanguard may purchase ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced.


CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.

FREQUENT TRADING OR MARKET-TIMING

Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

                                                                          18
Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER/(R)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


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                               PLAIN TALK ABOUT

                              COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




TURNOVER RATE


Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for passively managed domestic bond funds was approximately 95%; for domestic bond funds, the average turnover rate was approximately 107%, both as reported by Morningstar, Inc., on December 31, 2005.

19

-------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                 TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
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THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $950 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



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                               PLAIN TALK ABOUT

                     VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of December 31, 2005, Vanguard served as advisor for approximately $673 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

 For the fiscal year ended December 31, 2005, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.

For a discussion of why the board of trustees  approved  each Fund's  investment
advisory   arrangement,   see  the  Funds'  most  recent  semiannual  report  to
shareholders covering the fiscal period that ends on June 30 each year.

                                                                          20
 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.


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                               PLAIN TALK ABOUT

                         THE FUNDS' PORTFOLIO MANAGERS


 The managers primarily responsible for the day-to-day management of the Funds are:

 KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed portfolio investments since 1982; has managed the Total Bond Market Index Fund since joining Vanguard in 1992 and the Intermediate-Term Bond Index Fund since its inception in 1994; and served as manager for the Short-Term Bond Index Fund from its inception in 1994 until 1998. Education: B.S., University of Illinois; M.B.A., University of Chicago.

 GREGORY DAVIS, CFA, Principal of Vanguard. He has worked in investment management with Vanguard since 1999; has managed portfolio investments since 2000; and has managed the Short-Term Bond Index Fund since 2005. Education:
 B.S., The Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.
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 The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.
 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

21


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                               PLAIN TALK ABOUT

                                 DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
 Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans
Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

                                                                          22
FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


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                               PLAIN TALK ABOUT

                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES


This explanation uses the Total Bond Market Index Fund's Admiral Shares as an example. The Admiral Shares began fiscal year 2005 with a net asset value (price) of $10.27 per share. During the year, each Admiral Share earned $0.455 from investment income (interest). There was a decline of $0.205 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.250 per share from investment operations.

 Shareholders received $0.460 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $10.06, reflecting earnings of $0.250 per share and distributions of $0.460 per share. This was a decrease of $0.21 per share (from $10.27 at the beginning of the year to $10.06 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 2.49% for the year.

 As of December 31, 2005, the Admiral Shares had approximately $4.5 billion in net assets. For the year, the expense ratio was 0.11% ($1.10 per $1,000 of net assets), and the net investment income amounted to 4.49% of average net assets. The Fund sold and replaced securities valued at 59% of its net assets.
--------------------------------------------------------------------------------

23

TOTAL BOND MARKET INDEX FUND ADMIRAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   NOV. 12/1/ TO
                                                                  YEAR ENDED DECEMBER 31,                               DEC. 31,
                                                          --------------------------------------------------------
                                                             2005         2004       2003        2002                       2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.27       $10.31     $10.38      $10.15                     $10.44
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .455         .450       .472        .578                       .082
 Net Realized and Unrealized Gain (Loss) on Investments     (.205)       (.014)     (.060)       .239                      (.290)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                            .250         .436       .412        .817                      (.208)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.458)       (.455)     (.482)      (.576)                     (.082)
 Distributions from Realized Capital Gains                  (.002)       (.021)        --       (.011)                        --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.460)       (.476)     (.482)      (.587)                     (.082)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.06       $10.27     $10.31      $10.38                     $10.15
===================================================================================================================================
TOTAL RETURN                                                2.49%        4.33%      4.04%       8.32%                     -2.00%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                      $4,529       $2,502     $2,092      $1,805                      $866
 Ratio of Total Expenses to Average Net Assets              0.11%        0.11%      0.15%       0.17%                  0.17%/2/
 Ratio of Net Investment Income to Average Net Assets       4.49%        4.38%      4.52%       5.66%                  5.97%/2/
 Turnover Rate/3/,/4/                                           59%          59%        89%         90%                    82%
====================================================================================================================================
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
  Fund's capital shares.
4 The turnover rates excluding paydowns on mortgage-backed securities were 56%, 44%, 66%, 75%, and 67%.



SHORT-TERM BOND INDEX FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                                                      NOV. 12/1/ TO
                                                                  YEAR ENDED DECEMBER 31,                  DEC. 31,
                                                 ----------------------------------------------------
                                                           2005         2004         2003        2002         2001
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  BEGINNING OF PERIOD                    $10.14       $10.28       $10.32       $10.19      $10.44
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .357         .310         .334         .457        .069
 Net Realized and Unrealized Gain (Loss) on Investments   (.220)       (.131)        .015         .152       (.181)
-------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .137         .179         .349         .609       (.112)
 ------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.357)       (.310)       (.334)       (.457)      (.069)
 Distributions from Realized Capital Gains                   --        (.009)       (.055)       (.022)      (.069)
-------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.357)       (.319)       (.389)       (.479)      (.138)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $9.92       $10.14       $10.28       $10.32       $10.19
===================================================================================================================
TOTAL RETURN                                              1.38%        1.77%        3.43%        6.15%       -1.08%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $2,326       $1,469       $1,177         $773         $273
 Ratio of Total Expenses to Average Net Assets            0.11%        0.10%        0.15%        0.16%     0.17%/2/
 Ratio of Net Investment Income to Average Net Assets     3.57%        3.05%        3.21%        4.37%     5.01%/2/
 Turnover Rate                                             106%          92%         111%         139%         156%
===================================================================================================================
1 Inception.
2 Annualized.

INTERMEDIATE-TERM BOND INDEX FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                                                      NOV. 12/1/ TO
                                                             YEAR ENDED DECEMBER 31,                       DEC. 31,
                                            ----------------------------------------------------------
                                                           2005       2004         2003         2002           2001
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.68     $10.69       $10.75       $10.28        $10.65
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .499       .514         .538         .602          .085
 Net Realized and Unrealized Gain (Loss) on Investments   (.309)      .038         .064         .478         (.370)
-------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .190       .552         .602        1.080         (.285)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.499)     (.514)       (.538)       (.602)        (.085)
 Distributions from Realized Capital Gains                (.011)     (.048)       (.124)       (.008)           --
-------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.510)     (.562)       (.662)       (.610)        (.085)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.36     $10.68       $10.69        $10.75       $10.28
===================================================================================================================
TOTAL RETURN                                              1.82%      5.30%        5.70%        10.91%        -2.68%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $2,949     $1,127         $756         $662          $348
 Ratio of Total Expenses to Average Net Assets            0.11%      0.11%        0.15%        0.16%      0.17%/2/
 Ratio of Net Investment Income to Average Net Assets     4.75%      4.82%        4.96%        5.78%      6.17%/2/
 Turnover Rate                                              76%        84%          98%         141%          135%
===================================================================================================================
1 Inception.
2 Annualized.

25
INVESTING WITH VANGUARD

Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a as an investment option.

- If you have any questions about a or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

- Be sure to carefully read each topic that pertains to your transactions with Vanguard.

- Vanguard reserves the right to change these policies without prior notice to shareholders.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets. In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.
 You begin earning dividends on the next business day after your contribution trade date. Shares continue earning dividends until the next business day after your exchange or redemption trade date.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

 If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares), the following policy applies, regardless of the dollar amount:
- You must wait 60 days before exchanging back into the fund.
- The 60-day clock restarts after every exchange out of the fund.

                                                                          26
 The policy does not apply to the following:
- Purchases of shares with participant payroll or employer contributions or loan repayments.
- Purchases of shares with reinvested dividend or capital gains distributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Redemptions of shares as part of a plan termination or at the direction of the plan.
- Redemptions of shares to pay fund or account fees.
- Share or asset transfers or rollovers.
- Re-registrations of shares within the same fund.
- Conversions of shares from one share class to another in the same fund.
- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

 Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase or redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.

For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.

27

PORTFOLIO HOLDINGS


We generally post on our website at www.vanguard.com, in the HOLDINGS section of each Fund's Profile page, a detailed list of the securities held by that Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.




























Vanguard, Connect with Vanguard, Plain Talk, Admiral, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                        (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

COUPON
The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY
An investment, such as a bond, which pays a fixed coupon, or a preferred stock, which pays a fixed dividend.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


INTERNATIONAL DOLLAR-DENOMINATED BOND
A bond denominated in U.S. dollars issued by foreign governments and companies. Because the bond's value is designated in dollars, an investor is not exposed to foreign-currency risk.


INVESTMENT-GRADE
A fixed income security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. fixed income securities rated in one of the four highest rating categories are considered "investment-grade"; other fixed income securities may be considered by the advisor to be investment-grade.


MORTGAGE-BACKED SECURITY
A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                 [SHIP LOGO] [VANGUARD/(R)/LOGO]
                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/TM/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Bond Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-4681
(C) 2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I584 042006

Vanguard/(R)/ Total Bond Market Index Fund

>  Prospectus

Institutional Shares
April 24, 2006

                                                  [SHIP LOGO]{VANGUARD/(R)/LOGO]




This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2005.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VANGUARD TOTAL BOND MARKET INDEX FUND
Institutional Shares
Prospectus


April 24, 2006



--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
 1 AN INTRODUCTION TO INDEX FUNDS
 2 FUND PROFILE
 5 ADDITIONAL INFORMATION
 5 MORE ON THE FUND
12 THE FUND AND VANGUARD
13 INVESTMENT ADVISOR
14 DIVIDENDS, CAPITAL GAINS, AND TAXES
15 SHARE PRICE
16 FINANCIAL HIGHLIGHTS
18 INVESTING WITH VANGUARD
   18 Buying Shares
   21 Converting Shares
   21 Redeeming Shares
   24 Exchanging Shares
   24 Frequent-Trading Limits
   26 Other Rules You Should Know
   29 Fund and Account Updates
   30 Contacting Vanguard
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

 This prospectus offers the Fund's Institutional Shares, which are for investors who generally do not require special employee benefit plan services and who invest a minimum of $5 million. A separate prospectus offers the Fund's Investor Shares and Admiral/TM/ Shares, which have investment minimums of $3,000 and $100,000, respectively.

 The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 A SIMILAR BUT DISTINCT VANGUARD FUND

 The Fund offered by this prospectus should not be confused with Vanguard Institutional Total Bond Market Index Fund, a separate Vanguard fund that also seeks to match the performance of the Lehman Brothers Aggregate Bond Index. Both funds invest in representative samples of the bonds that make up the Lehman Brothers Aggregate Bond Index, but specific bonds held by the funds will differ. This index sampling strategy, combined with differences in the funds' respective cash flows and expenses, is expected to produce slightly different investment performance by the funds.

 Vanguard Institutional Total Bond Market Index Fund is offered through a separate prospectus, which can be obtained by calling Vanguard at 888-809-8102.
-------------------------------------------------------------------------------

1

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:
- Variety of investments. Vanguard index funds generally invest in securities of a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

                                                                           2
FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a broad, market-weighted bond index.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds and mortgage-backed securities.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

3
PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -20% - 40%]
                                1996     3.68
                                1997     9.55
                                1998     8.69
                                1999    -0.66
                                2000    11.52
                                2001     8.56
                                2002     8.39
                                2003     4.10
                                2004     4.36
                                2005     2.53
      ----------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.32% (quarter ended September 30, 2001), and the lowest return for a quarter was -2.46% (quarter ended June 30, 2004).


-------------------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                                                   1 YEAR  5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------------------
VANGUARD TOTAL BOND MARKET INDEX FUND INSTITUTIONAL SHARES
 Return Before Taxes                                                                2.53%    5.56%      6.01%
 Return After Taxes on Distributions                                                0.91     3.57       3.65
 Return After Taxes on Distributions and Sale of Fund Shares                        1.64     3.55      3.66
-------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX (reflects no
 deduction for fees, expenses, or taxes)                                            2.43%    5.87%      6.16%
-------------------------------------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2005.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                        None
      Transaction Fee on Purchases:                                    None/1/
      Sales Charge (Load) Imposed on Reinvested Dividends:             None
      Redemption Fee:                                                  None/2/

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                             0.04%
      12b-1 Distribution Fee:                                          None
      Other Expenses:                                                  0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                           0.07%
       1 A portfolio transaction fee of 0.18% may apply to aggregate purchases of more than $500 million by a single investor.
       2 A $5 fee applies to wire redemptions under $5,000.





 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $7           $23        $40           $90
--------------------------------------------------





 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                 FUND EXPENSES


 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Total Bond Market Index Fund Institutional Shares' expense ratio in fiscal year 2005 was 0.07%, or $0.70 per $1,000 of average net assets. The average intermediate-term bond index fund had expenses in
 2005 of 0.99%, or $9.90 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).
 Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

5


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        MINIMUM INITIAL INVESTMENT
Dividends are declared daily and distributed on    $5 million
the first business day of each month; capital
gains, if any, are distributed annually in         NEWSPAPER ABBREVIATION
December.                                          TotBdInst

INVESTMENT ADVISOR                                 VANGUARD FUND NUMBER
The Vanguard Group, Inc., Valley Forge, Pa.,       222
since inception
                                                   CUSIP NUMBER
INCEPTION DATE                                     921937504
Investor Shares--December 11, 1986
Institutional Shares--September 18, 1995           TICKER SYMBOL
                                                   VBTIX
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$33.5 billion
--------------------------------------------------------------------------------





MORE ON THE FUND


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing at least 80% of its assets in bonds that are part of the target index may be changed only upon 60 days' notice to shareholders.

MARKET EXPOSURE



     [FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS. INTEREST RATE RISK SHOULD BE MODERATE FOR THE FUND BECAUSE IT INVESTS MAINLY IN SHORT- AND INTERMEDIATE-TERM BONDS, WHOSE PRICES ARE LESS SENSITIVE TO INTEREST RATE CHANGES THAN ARE THE PRICES OF LONG-TERM BONDS.


 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT
                       THE VALUE OF A $1,000 BOND/1/
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
------------------------------------------------------------------------------
1 Assuming a 4% coupon.
------------------------------------------------------------------------------





 These figures are for illustration only; you should not regard them as an indication of future performance from the bond market as a whole or the Fund in particular.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                           BONDS AND INTEREST RATES


 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------



 Changes in interest rates will affect bond income as well as bond prices.

     [FLAG] THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S INCOME
DECLINES WHEN INTEREST RATES FALL BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK SHOULD BE MODERATE FOR THE FUND.

7

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                BOND MATURITIES


 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------



 Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.

     [FLAG] THE FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL (REPAY) SECURITIES WITH HIGHER COUPONS OR INTEREST RATES BEFORE THEIR MATURITY DATES. THE FUND WOULD THEN LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.


 Because the Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call/prepayment risk for the Fund should be moderate.

     [FLAG] THE FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                CREDIT QUALITY


 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------




 The credit quality of the Fund is expected to be very high, and thus credit risk should be low. The dollar-weighted average credit quality of the Fund's holdings and that of its target index, as rated by Moody's Investors Service, Inc., was Aa1 as of December 31, 2005.

8

[FLAG] THE FUND IS SUBJECT TO INDEX  SAMPLING  RISK,  WHICH IS THE CHANCE
THAT THE SECURITIES SELECTED FOR THE FUND, IN THE AGGREGATE, WILL NOT PROVIDE INVESTMENT PERFORMANCE MATCHING THAT OF ITS INDEX. INDEX SAMPLING RISK FOR THE FUND SHOULD BE LOW.

To a limited extent, the Fund is also exposed to event risk, which is the chance that corporate fixed income securities held by the Fund may suffer a substantial decline in credit quality and market value because of a corporate restructuring or another corporate event.


 The Fund is generally managed without regard to tax ramifications.


SECURITY SELECTION


INDEX SAMPLING STRATEGY. Because it would be very expensive and inefficient to buy and sell all securities held in its target index--which is an indexing strategy called "replication"--the Fund uses index "sampling" techniques to select securities. Using sophisticated computer programs, the Fund selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Fund keeps industry sector and subsector exposure within tight boundaries compared with that of its target index. Because the Fund does not hold all issues in its target index, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the portfolio.

 The number of bonds held by the Fund and the number of bonds in its target index were 2,445 and 6,453, respectively, as of December 31, 2005.

TYPES OF BONDS. The Fund's target index is the Lehman Brothers Aggregate Bond Index. This index measures the total universe of taxable investment-grade fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.

 As of December 31, 2005, the Fund was composed of the following types of bonds:


--------------------------------------------------------------------------------
                                                          INTERNATIONAL
                           U.S.                MORTGAGE-     DOLLAR-
FUND                    GOVERNMENT  CORPORATE   BACKED      DENOMINATED    TOTAL
--------------------------------------------------------------------------------
Total Bond Market Index     35%         21%      40%            4%          100%
-------------------------------------------------------------------------------




 An explanation of each type of bond follows:
- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are backed by the full faith and credit of the U.S. government.

- Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose--often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount

9
 of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). The Fund expects to purchase only investment-grade corporate bonds.
- Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA.

The Fund may also invest in conventional mortgage-backed securities--which are packaged by private corporations and are not guaranteed by the U.S. government--and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund's investment objective and risk profile.


- International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that it owns foreign bonds, the Fund is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the investor is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.



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                               PLAIN TALK ABOUT

                      U.S. GOVERNMENT-SPONSORED ENTITIES


 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS

The Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of the Fund's assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index. The Fund may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if issued by agencies of the U.S. government or, if issued by private companies, they carry high-quality investment-grade ratings.

     [FLAG] THE FUND MAY INVEST IN DERIVATIVES. IN GENERAL, DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF THE FUND'S OTHER INVESTMENTS.


 Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of a Fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

- Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;
- Add value when these instruments are attractively priced; or
- Adjust sensitivity to changes in interest rates.

The Funds' derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial-- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.


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                               PLAIN TALK ABOUT

                                  DERIVATIVES


 Derivatives can take many different forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
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 Vanguard may invest a small portion of each Fund's assets in shares of bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the bonds listed in the index or

11

in a subset of the index. Vanguard may purchase ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.

FREQUENT TRADING OR MARKET-TIMING

Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading

The Vanguard funds (other than money market funds, short-term bond funds, and VIPER/(R)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

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                               PLAIN TALK ABOUT

                              COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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TURNOVER RATE


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for passively managed domestic bond funds was approximately 95%; for domestic bond funds, the average turnover rate was approximately 107%, both as reported by Morningstar, Inc., on December 31, 2005.



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                               PLAIN TALK ABOUT

                                 TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
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THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $950 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

13


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                               PLAIN TALK ABOUT

                     VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of December 31, 2005, Vanguard served as advisor for approximately $673 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

 For the fiscal year ended December 31, 2005, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.
 For a discussion of why the board of trustees approved the Fund's investment advisory agreement, see the Fund's most recent semiannual report to shareholders covering the fiscal period that ends on June 30 each year.

GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.


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                               PLAIN TALK ABOUT

                         THE FUND'S PORTFOLIO MANAGER


 The manager primarily responsible for the day-to-day management of the Fund is:

 KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed portfolio investments since 1982; and has managed the Fund since joining Vanguard in 1992. Education: B.S., University of Illinois; M.B.A., University of Chicago.
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14

 The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


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                               PLAIN TALK ABOUT

                                 DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

15
GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
- Provide us with your correct taxpayer identification number;
- Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


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                               PLAIN TALK ABOUT

                            "BUYING A CAPITAL GAIN"


 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
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SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
 Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).

 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Institutional Shares' financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


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                               PLAIN TALK ABOUT

                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Institutional Shares began fiscal year 2005 with a net asset value (price) of $10.27 per share. During the year, each Institutional Share earned $0.459 from investment income (interest). There was a decline of $0.205 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.254 per share from investment operations.

 Shareholders received $0.464 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $10.06, reflecting earnings of $0.254 per share and distributions of $0.464 per share. This was a decrease of $0.21 per share (from $10.27 at the beginning of the year to $10.06 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 2.53% for the year.

 As of December 31, 2005, the Institutional Shares had approximately $7.3 billion in net assets. For the year, the expense ratio was 0.07% ($0.70 per $1,000 of net assets), and the net investment income amounted to 4.53% of average net assets. The Fund sold and replaced securities valued at 59% of its net assets.
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17


-----------------------------------------------------------------------------------------------------------------------------------
TOTAL BOND MARKET INDEX FUND INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------------
                                                                        2005           2004           2003        2002         2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.27         $10.31         $10.38      $10.15       $ 9.96
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .459           .453           .477        .585         .644
 Net Realized and Unrealized Gain (Loss)                               (.205)         (.014)         (.060)       .239         .190
 on Investments
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                       .254           .439           .417        .824         .834
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.462)         (.458)         (.487)      (.583)       (.644)
 Distributions from Realized Capital Gains                             (.002)         (.021)            --       (.011)          --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                   (.464)         (.479)         (.487)      (.594)       (.644)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $10.06         $10.27         $10.31      $10.38       $10.15
====================================================================================================================================
TOTAL RETURN                                                           2.53%          4.36%          4.10%       8.39%         8.56%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                                   $7,325         $7,444         $6,593      $6,525        $6,778
 Ratio of Total Expenses to Average Net Assets                         0.07%          0.08%          0.10%       0.10%         0.10%
 Ratio of Net Investment Income to Average
  Net Assets                                                           4.53%          4.41%          4.60%       5.77%         6.32%
 Turnover Rate/1/,2/                                                     59%            59%            89%         90%           82%
====================================================================================================================================
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares.
2 The portfolio turnover rates excluding paydowns on mortgage-backed securities were 56%, 44%, 66%, 75%, and 67%.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD
 This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change these policies, without prior notice to shareholders.

                                 BUYING SHARES
                               CONVERTING SHARES
                               REDEEMING SHARES
                               EXCHANGING SHARES
                            FREQUENT-TRADING LIMITS
                          OTHER RULES YOU SHOULD KNOW
                           FUND AND ACCOUNT UPDATES
                              CONTACTING VANGUARD
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BUYING SHARES


ACCOUNT MINIMUMS FOR INSTITUTIONAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $5 million. Vanguard institutional clients generally may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.
 Investment minimums may differ for certain categories of investors.

HOW TO BUY SHARES
ONLINE TRANSACTIONS. You may open certain types of accounts, request electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares in a new or existing fund account through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire or by an exchange (using the proceeds from the sale of shares in another Vanguard fund). You may also request the forms needed to open a new account.
BY MAIL. You may send your check and account registration form to open a new account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online under "Buy, by check"), or you may send written purchase instructions. All must be in good order.

19


BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TRANSACTION FEE ON PURCHASES
The Fund reserves the right to charge a transaction fee of 0.18% to investors whose aggregate share purchases equal or exceed $500 million.

TYPES OF PURCHASES
BY CHECK. You may mail your check and a completed account registration form to Vanguard to open a new account. When adding to an existing account, send your check with an Invest-by-Mail form, written purchase instructions, or a printed deposit slip. Make your check payable to: Vanguard--222. For addresses, see Contacting Vanguard.
BY EXCHANGE. You may purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.
BY AUTOMATIC INVESTMENT PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your trade date. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first

                                                                          20
business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m.,Eastern time, will receive a trade date of the following business day.

BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For  further   information   about  these   options,   consult  our  website  at
www.vanguard.com or see Contacting Vanguard.


EARNING DIVIDENDS
You begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).

PURCHASE RULES YOU SHOULD KNOW
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^FUTURE PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice, including purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance. In addition, all Vanguard funds reserve the right to stop selling shares.
^LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.

21


^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.


CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion.
Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

CONVERSIONS FROM INVESTOR SHARES OR ADMIRAL SHARES
You may convert Investor Shares or Admiral Shares of the Fund into Institutional Shares of the Fund, provided that your account balance in the Fund is at least $5 million. Registered users of Vanguard.com may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.


MANDATORY CONVERSIONS INTO INVESTOR SHARES OR ADMIRAL SHARES

If an investor no longer meets the requirements for Institutional Shares, the Fund may automatically convert the investor's Institutional Shares into Investor Shares or Admiral Shares, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares or Admiral Shares.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.


ONLINE TRANSACTIONS. You may redeem shares, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. You may call Vanguard to request a redemption. See Contacting Vanguard.
BY MAIL. You may send your written redemption instructions in good order to Vanguard. See Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.


GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF REDEMPTIONS
BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

BY EXCHANGE.  You may instruct Vanguard to apply the proceeds of your redemption
to  purchase   shares  of  another   Vanguard  fund.   See  Exchanging   Shares,
Frequent-Trading Limits, and Other Rules You Should Know.

BY AUTOMATIC WITHDRAWAL PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. The minimum electronic redemption is $100.

BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

Money Market Funds: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

23

Bond Funds: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. The trade date for Automatic Withdrawal Plan redemptions is two business days prior to the date you designated for the proceeds to be in your bank account.

EARNING DIVIDENDS
Shares continue earning dividends until the business day following your trade date.

REDEMPTION RULES YOU SHOULD KNOW

^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient balance.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

 The policy does not apply to the following:
- Purchases of shares with reinvested dividend or capital gains distributions.

25

- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.
- Redemptions of shares to pay fund or account fees.
- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)
- Transfers and re-registrations of shares within the same fund.
- Purchases of shares by asset transfer or direct rollover.
- Conversions of shares from one share class to another in the same fund.
- Checkwriting redemptions.
- Section 529 college savings plans.
- Certain approved institutional portfolios and asset allocation programs, as well as Vanguard mutual funds that invest in other Vanguard mutual funds.

For participants in  employer-sponsored  defined  contribution plans (other than
those  served  by  the  Vanguard  Small  Business  Services   Department),   the
frequent-trading policy does not apply to:

- Purchases of shares with participant payroll or employer contributions or loan repayments.
- Purchases of shares with reinvested dividend or capital gains distributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Redemptions of shares as part of a plan termination or at the direction of the plan.
- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.
- Redemptions of shares to pay fund or account fees.
- Share or asset transfers or rollovers.
- Re-registrations of shares.
- Conversions of shares from one share class to another in the same fund.

ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase or redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.
 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. To establish this service, you must register online.

^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at

27
800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
- Authorization to act on the account (as the account owner or by legal documentation or other means).
- Account registration and address.
- Social Security or employer identification number.
- Fund name and account number, if applicable.
- Other information relating to the account.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service for any or all shareholders at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
- The fund name and account number.
- The amount of the transaction (stated in dollars, shares, or percent). Written instructions also must include:
- Authorized signatures of all registered owners.
- Signature guarantees, if required for the type of transaction.*
- Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE-DATE REQUESTS

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that

                                                                          28
you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker,or investment advisor.
 Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


LOW-BALANCE ACCOUNTS
The Fund reserves the right to convert an investor's Institutional Shares into Investor Shares or Admiral Shares of the Fund if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor. No transaction fee will be imposed on share-class conversions.


RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low- balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

29

FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard Bond Index Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
- Performance assessments and comparisons with industry benchmarks.
- Financial statements with detailed listings of the Fund's holdings.
 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address.

                                                                          30
You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held by that Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



CONTACTING VANGUARD


ONLINE
VANGUARD.COM
- For the most complete source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
800-662-7447 (SHIP)
(Text telephone at
800-952-3335)
- For fund and service information
- For literature requests
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

CLIENT SERVICES
800-662-2739 (CREW)
(Text telephone at
800-749-7273)
- For account information
- For most account transactions
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

INSTITUTIONAL DIVISION
888-809-8102
- For information and services for large institutional investors
- Business hours only

INTERMEDIARY SALES SUPPORT
800-997-2798
- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors
- Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m., Eastern time

31
VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us:
 Vanguard Total Bond Market Index Fund Institutional Shares--222.


























Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, VIPER, VIPERs, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

COUPON
The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY
An investment, such as a bond, which pays a fixed coupon, or a preferred stock, which pays a fixed dividend.


INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


INTERNATIONAL DOLLAR-DENOMINATED BOND
A bond denominated in U.S. dollars issued by foreign governments and companies. Because the bond's value is designated in dollars, an investor is not exposed to foreign-currency risk.


INVESTMENT-GRADE
A fixed income security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Fixed income securities rated in one of the four highest rating categories are considered "investment-grade"; other fixed income securities may be considered by the advisor to be investment-grade.


MORTGAGE-BACKED SECURITY
A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                 [SHIP LOGO] [VANGUARD/(R)/LOGO]
                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900



CONNECT WITH VANGUARD/TM/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Total Bond Market Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


If you are an Individual Investor:
The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP)
Text Telephone: 800-952-3335

If you are a client of Vanguard's Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text Telephone: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Fund's Investment Company Act file number: 811-4681
                          (C) 2006 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                     I222 042006

Vanguard/(R) /Bond Index Funds

>  Prospectus

Institutional Shares
April 24, 2006



                                                   [SHIP LOGO] [VANGUARD{R}LOGO]


Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2005.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VANGUARD BOND INDEX FUNDS
Institutional Shares
Prospectus
April 24, 2006


--------------------------------------------------------------------------------
 CONTENTS
--------------------------------------------------------------------------------
 1 AN INTRODUCTION TO INDEX FUNDS
 2 VANGUARD FUND PROFILES
  2 Intermediate-Term Bond Index Fund
  5 Long-Term Bond Index Fund
  8 MORE ON THE FUNDS
 15 THE FUNDS AND VANGUARD
 15 INVESTMENT ADVISOR
 16 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 18 SHARE PRICE
 19 FINANCIAL HIGHLIGHTS
22 INVESTING WITH VANGUARD
 22 Buying Shares
 25 Converting Shares
 26 Redeeming Shares
 28 Exchanging Shares
 29 Frequent-Trading Limits
 31 Other Rules You Should Know
 33 Fund and Account Updates
 35 Contacting Vanguard

 GLOSSARY OF INVESTMENT TERMS
 -------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------


 -------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

 The Intermediate-Term Bond Index Fund features three separate classes of shares: Investor Shares, Admiral/TM/ Shares, and Institutional Shares. The Long-Term Bond Index Fund features two separate classes of shares: Investor Shares and Institutional Shares. This prospectus offers the Funds' Institutional Shares, which are for investors who do not require special employee benefit plan services and who invest a minimum of $25 million. A separate prospectus offers the Funds' Investor Shares, which have an investment minimum of $3,000, as well as Admiral Shares for the Intermediate-Term Bond Index Fund, which have a minimum of $100,000. Please call Vanguard at 800-662-7447 to obtain this prospectus.

 The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
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1


AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:
- Variety of investments. Vanguard index funds generally invest in securities of a wide variety of companies and industries.
- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

INDEX FUNDS IN THIS PROSPECTUS

Vanguard offers a variety of stock (both U.S. and international), bond, and balanced index funds. This prospectus provides information about two of the Vanguard Bond Index Funds. Each Fund seeks to track a particular segment of the U.S. bond market.


---------------------------------------------------------------------------
FUND                                          SEEKS TO TRACK
--------------------------------------------------------------------------
Vanguard Intermediate-Term Bond Index Fund    Intermediate-term bonds
Vanguard Long-Term Bond Index Fund            Long-term bonds
--------------------------------------------------------------------------



 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

FUND PROFILE--
VANGUARD INTERMEDIATE-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued.
 The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which ranges between 5 and 10 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Investor Shares, because Institutional Shares were not available during the periods shown. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund's target index. Keep in mind

3


that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -20% - 40%]
                        1996    2.55
                        1997    9.41
                        1998   10.08
                        1999   -3.00
                        2000   12.78
                        2001    9.28
                        2002   10.85
                        2003    5.65
                        2004    5.22
                        2005    1.75
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 6.11% (quarter ended September 30, 1998), and the lowest return for a quarter was -3.88% (quarter ended June 30, 2004).




---------------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------
                                                                        1 YEAR  5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM BOND INDEX FUND
 INVESTOR SHARES
 Return Before Taxes                                                     1.75%    6.50%     6.35%
 Return After Taxes on Distributions                                     0.08     4.40      3.93
 Return After Taxes on Distributions and Sale of Fund Shares             1.14     4.32      3.92
---------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 5-10 YEAR GOVERNMENT/CREDIT INDEX (reflects no
deduction for fees, expenses, or taxes)                                  1.83%    6.92%     6.57%
---------------------------------------------------------------------------------------------------




NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                        None
      Transaction Fee on Purchases:                                    None/1/
      Sales Charge (Load) Imposed on Reinvested Dividends:             None
      Redemption Fee:                                                  None/2/

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                             0.07%
      12b-1 Distribution Fee:                                          None
      Other Expenses:                                                  0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                           0.08%
      1 A portfolio transaction fee of 0.23% may apply to aggregate purchases of more than $100 million by a single investor.
      2 A $5 fee applies to wire redemptions under $5,000.



 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


--------------------
 1 YEAR    3 YEARS
--------------------
   $8        $26
--------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    ITBondInstl
the first business day of each month; capital
gains, if any, are distributed annually in
December.                                          VANGUARD FUND NUMBER
                                                   0504
INVESTMENT ADVISOR
The Vanguard Group, Inc., Valley Forge, Pa.,       CUSIP NUMBER
since inception
                                                   921937884
INCEPTION DATE
Investor Shares--March 1, 1994                     TICKER SYMBOL
Institutional Shares--January 26, 2006             VBIMX

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$6 billion

MINIMUM INITIAL INVESTMENT
$25 million
--------------------------------------------------------------------------------

5

FUND PROFILE--
VANGUARD LONG-TERM BOND INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers Long Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued.
 The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 15 and 30 years. For additional information on the Fund's investment strategies, see MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are issued by the U.S. Treasury or are of investment-grade quality.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Investor Shares, because Institutional Shares were not available during the periods shown. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.
      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -20% - 40%]
                                1996    -0.26
                                1997    14.30
                                1998    11.98
                                1999    -7.85
                                2000    16.64
                                2001     8.17
                                2002    14.35
                                2003     5.50
                                2004     8.40
                                2005     5.32
      ----------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 9.44% (quarter ended September 30, 2002), and the lowest return for a quarter was -6.17% (quarter ended March 31, 1996).



------------------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------
                                                                  1 YEAR  5 YEARS 10 YEARS
------------------------------------------------------------------------------------------
VANGUARD LONG-TERM BOND INDEX FUND
 INVESTOR SHARES
 Return Before Taxes                                               5.32%    8.30%    7.41%
 Return After Taxes on Distributions                               3.49     6.03     4.91
 Return After Taxes on Distributions and Sale of Fund Shares       3.44     5.75     4.77
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS LONG GOVERNMENT/CREDIT INDEX (reflects no
 deduction for fees, expenses, or taxes)                           5.34%    8.32%    7.44%
------------------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

7


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                        None
      Transaction Fee on Purchases:                                    None/1/
      Sales Charge (Load) Imposed on Reinvested Dividends:             None
      Redemption Fee:                                                  None/2/

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                             0.08%
      12b-1 Distribution Fee:                                          None
      Other Expenses:                                                  0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                           0.09%
      1 A portfolio transaction fee of 0.21% may apply to aggregate purchases of more than $100 million by a single investor.
      2 A $5 fee applies to wire redemptions under $5,000.




 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.



--------------------
 1 YEAR    3 YEARS
--------------------
   $9       $29
--------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    LTBondInstl
the first business day of each month; capital
gains, if any, are distributed annually in
December.                                          VANGUARD FUND NUMBER
                                                   0545
INVESTMENT ADVISOR
The Vanguard Group, Inc., Valley Forge, Pa.,       CUSIP NUMBER
since inception
                                                   921937876
INCEPTION DATE
Investor Shares--March 1, 1994                     TICKER SYMBOL
Institutional Shares--January 26, 2006             VBLLX

NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2005
$1.9 billion

MINIMUM INITIAL INVESTMENT
$25 million
--------------------------------------------------------------------------------

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Each Fund's policy of investing at least 80% of its assets in bonds that are part of the target index may be changed only upon 60 days' notice to shareholders.

MARKET EXPOSURE


     [FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODERATE FOR INTERMEDIATE-TERM BOND FUNDS AND HIGH FOR LONG-TERM BOND FUNDS.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.



-----------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT
                       THE VALUE OF A $1,000 BOND/1/
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
------------------------------------------------------------------------------
1 Assuming a 4% coupon.
------------------------------------------------------------------------------





 These figures are for illustration only; you should not regard them as an indication of future performance from the bond market as a whole or the Funds in particular.

9


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                               PLAIN TALK ABOUT

                           BONDS AND INTEREST RATES


 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------



 Changes in interest rates will affect bond income as well as bond prices.

     [FLAG] EACH FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S INCOME
DECLINES WHEN INTEREST RATES FALL BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY MODERATE FOR INTERMEDIATE-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.




--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------




[FLAG] EACH FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                CREDIT QUALITY


 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------



The credit quality of each Fund is expected to be very high, and thus credit risk should be low. The following table shows the dollar-weighted average credit quality of each Fund's holdings and that of its target index, as rated by Moody's Investors Service, Inc., as of December 31, 2005.



-------------------------------------------------------------
                                 AVERAGE CREDIT QUALITY
                              -------------------------------
FUND                          FUND'S HOLDINGS   TARGET INDEX
-------------------------------------------------------------
Intermediate-Term Bond Index        Aa2            Aa2
Long-Term Bond Index                Aa2            Aa2
-------------------------------------------------------------





[FLAG] EACH FUND IS SUBJECT TO INDEX SAMPLING RISK, WHICH IS THE CHANCE THAT THE SECURITIES SELECTED FOR THE FUND, IN THE AGGREGATE, WILL NOT PROVIDE INVESTMENT PERFORMANCE MATCHING THAT OF ITS INDEX. INDEX SAMPLING RISK FOR EACH FUND SHOULD BE LOW.

 To a limited extent, the Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by a Fund may suffer a substantial decline in credit quality and market value because of a corporate restructuring or another corporate event.
 The Funds are generally managed without regard to tax ramifications.
 The following summary table is provided to help you distinguish among the Funds and their various risks


-----------------------------------------------------------------------------------------
                                                  RISKS OF THE FUNDS
                        -----------------------------------------------------------------
                                                                                INDEX
                                 INCOME   INTEREST   CALL/PREPAYMENT  CREDIT   SAMPLING
FUND                              RISK   RATE RISK       RISK          RISK      RISK
-----------------------------------------------------------------------------------------

Intermediate-Term Bond Index    Moderate   Moderate       Low          Low       Low
Long-Term Bond Index               Low       High         Low          Low       Low
-----------------------------------------------------------------------------------------




SECURITY SELECTION


INDEX SAMPLING STRATEGY. Because it would be very expensive and inefficient to buy and sell all securities held in their target indexes--which is an indexing strategy called "replication"-- each Fund uses index "sampling" techniques to select securities. Using sophisticated computer programs, each Fund selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds.

11


In addition, each Fund keeps industry sector and subsector exposure within tight boundaries compared to that of its target index. Since the Funds do not hold all issues in their target indexes, some of the issues (and issuers) that are held will likely be overweighted (or underweighted) compared with the target indexes. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the portfolio.

 The following table shows the number of bonds held by each Fund, as well as the number of bonds in each Fund's target index, as of December 31, 2005.



------------------------------------------------------------
                              NUMBER OF   NUMBER OF BONDS IN
FUND                          BONDS HELD     TARGET INDEX
------------------------------------------------------------
Intermediate-Term Bond Index     824            1,191
Long-Term Bond Index             582              875
------------------------------------------------------------




TYPES OF BONDS. Each Fund's target index is actually a subset of the Lehman Brothers Aggregate Bond Index. This Index measures the total universe of taxable investment-grade fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year.

 As of December 31, 2005, each Fund was composed of the following types of bonds:


-----------------------------------------------------------------------------
                                                      INTERNATIONAL
                                  U.S.                    DOLLAR-
FUND                           GOVERNMENT  CORPORATE    DENOMINATED     TOTAL
-----------------------------------------------------------------------------
Intermediate-Term Bond Index      48%         47%            5%          100%
Long-Term Bond Index              57          37             6           100
-------------------------------------------------------------------------------




 An explanation of each type of bond follows.

- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are backed by the full faith and credit of the U.S. government.

- Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose--often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). Each Fund expects to purchase only investment-grade corporate bonds.

- International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that it owns foreign bonds, a Fund is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the investor is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.


-------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                      U.S. GOVERNMENT-SPONSORED ENTITIES


 A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are backed by the full faith and credit of the U.S. government.
-------------------------------------------------------------------------------




OTHER INVESTMENT POLICIES AND RISKS


Each Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of each Fund's assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target indexes. Subject to the same 20% limit, the Funds may also purchase other investments that are outside of their target indexes. The Funds may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or, if issued by private companies, they carry high-quality investment-grade ratings.

     [FLAG] EACH FUND MAY INVEST IN DERIVATIVES. IN GENERAL, DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF THE FUND'S OTHER INVESTMENTS.

 Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the fund as disclosed in this prospectus. Vanguard will not use derivatives to change the risks of a Fund as a whole as such risks are disclosed in this prospectus. In particular, derivatives will be used only where they may help Vanguard:

- Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;
- Add value when these instruments are attractively priced; or
- Adjust sensitivity to changes in interest rates.

13

The Funds' derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial-- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. In general, investments in derivatives have the potential to subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.


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                               PLAIN TALK ABOUT

                                  DERIVATIVES


 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
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 Vanguard may invest a small portion of each Fund's assets in shares of bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the bonds listed in the index or in a subset of the index. Vanguard may purchase ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced.


CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the Vanguard CMT Fund in which it invests.

FREQUENT TRADING OR MARKET-TIMING

Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER/(R)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


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                               PLAIN TALK ABOUT

                              COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
-------------------------------------------------------------------------------




TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for passively managed domestic bond funds was approximately 95%; for domestic bond funds, the average turnover rate was approximately 107%, both as reported by Morningstar, Inc., on December 31, 2005.

15


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT

                                 TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $950 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



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                               PLAIN TALK ABOUT

                     VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of December 31, 2005, Vanguard served as advisor for approximately $673 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

 For the fiscal year ended December 31, 2005, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.
 For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' most recent annual report to shareholders covering the fiscal period that ends on June 30 each year.
 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining
Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.


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                               PLAIN TALK ABOUT

                         THE FUNDS' PORTFOLIO MANAGER


 The manager primarily responsible for the day-to-day management of the Funds is:

 KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed portfolio investments since 1982; has managed the Intermediate-Term Bond
 Index Fund since its inception in 1994; served as manger for the Long-Term
 Bond Index Fund since its inception in 1994 until 1998; and has resumed managing the Long-Term Bond Index Fund since 2005. Education: B.S.,
 University of Illinois; M.B.A., University of Chicago.
--------------------------------------------------------------------------------



 The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

17


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                               PLAIN TALK ABOUT

                                 DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
- Provide us with your correct taxpayer identification number;
- Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


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                               PLAIN TALK ABOUT

                            "BUYING A CAPITAL GAIN"


 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
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SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).

 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the current sale of the security. A fund also may

19

use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.
 NOTE: This prospectus offers the Funds' Institutional Shares, not the Investor Shares. Information for the Investor Shares is shown here because the Funds' Institutional Shares had not commenced operations. However, the two share classes invest in the same portfolio of securities and will have the same financial performance except to the extent that their operating expenses differ.

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                               PLAIN TALK ABOUT

                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES


 This explanation uses the Intermediate-Term Bond Index Fund's Investor Shares as an example. The Investor Shares began fiscal year ended 2005 with a net asset value (price) of $10.68 per share. During the year, each Investor Share earned $0.492 from investment income (interest). There was a decline of $0.309 from investments held or sold by the Fund, resulting in a net gain of $0.183 per share from investment operations.

 Shareholders received $0.503 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $10.36, reflecting earnings of $0.183 per share and distributions of $0.503 per share. This was a decrease of $0.32 per share (from $10.68 at the beginning of the year to $10.36 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 1.75% for the year.

 As of December 31, 2005, the Investor Shares had approximately $3 billion in net assets. For the year, the expense ratio was 0.18% ($1.80 per $1,000 of net assets), and the net investment income amounted to 4.68% of average net assets. The Fund sold and replaced securities at a rate of 76% of its net assets.
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INTERMEDIATE-TERM BOND INDEX FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------------
                                                                        2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.68       $10.69       $10.75       $10.28       $10.02
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                  .492         .506         .532         .597         .651
 Net Realized and  Unrealized Gain (Loss)
 on Investments                                                        (.309)        .038         .064         .478         .260
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                       .183         .544         .596        1.075         .911
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                  (.492)       (.506)       (.532)       (.597)       (.651)
 Distributions from Realized Capital Gains                             (.011)       (.048)       (.124)       (.008)         --
------------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                   (.503)       (.554)       (.656)       (.605)       (.651)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $10.36       $10.68       $10.69       $10.75       $10.28
====================================================================================================================================
TOTAL RETURN                                                           1.75%        5.22%        5.65%       10.85%        9.28%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                 $3,009       $3,501       $2,749       $2,415       $2,096
 Ratio of Total Expenses to Average Net Assets                         0.18%        0.18%        0.20%        0.21%        0.21%
 Ratio of Net Investment Income to Average Net Assets                  4.68%        4.75%        4.91%        5.75%        6.33%
 Turnover Rate                                                           76%          84%          98%         141%         135%
====================================================================================================================================

21


LONG-TERM BOND INDEX FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                           2005         2004         2003         2002         2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $11.82       $11.50       $11.67       $10.83       $10.66
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

 Net Investment Income                                     .601         .617         .627         .658         .683
 Net Realized and Unrealized Gain (Loss) on Investments    .020         .320         .004         .840         .170
--------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .621         .937         .631        1.498         .853
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.601)      (.617)        (.627)       (.658)       (.683)
 Distributions from Realized Capital Gains                   --           --        (.174)          --           --
--------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.601)       (.617)       (.801)       (.658)       (.683)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $11.84       $11.82       $11.50       $11.67       $10.83
==========================================================================================================================
TOTAL RETURN                                              5.32%        8.40%        5.50%       14.35%        8.17%
==========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $1,893       $1,310        $951          $794         $542
 Ratio of Total Expenses to Average Net Assets            0.18%        0.18%        0.20%        0.21%        0.21%
  Ratio of Net Investment Income to Average Net Assets    5.03%        5.34%        5.34%        5.92%        6.30%
 Turnover Rate                                              52%          62%         76%          141%        107%
==========================================================================================================================

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD
 This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change these policies, without prior notice to shareholders.

                                 BUYING SHARES
                               CONVERTING SHARES
                               REDEEMING SHARES
                               EXCHANGING SHARES
                            FREQUENT-TRADING LIMITS
                          OTHER RULES YOU SHOULD KNOW
                           FUND AND ACCOUNT UPDATES
                              CONTACTING VANGUARD
--------------------------------------------------------------------------------




BUYING SHARES


ACCOUNT MINIMUMS

TO OPEN AND MAINTAIN AN ACCOUNT. $25 million. Vanguard institutional clients generally may meet the minimum investment amount by aggregating up to three separate accounts within the same fund. This exception does not apply to clients receiving special administrative services from Vanguard, nor does this exception apply to omnibus accounts maintained by financial intermediaries.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.
 Investment minimums may differ for certain categories of investors.

HOW TO BUY SHARES
ONLINE TRANSACTIONS. You may open certain types of accounts, request electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares in a new or existing fund account through our website at www.vanguard.com.

BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire or by an exchange (using the proceeds from the sale of shares in another Vanguard fund). You may also request the forms needed to open a new account.

BY MAIL. You may send your check and account registration form to open a new account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online under "Buy, by check"), or you may send written purchase instructions. All must be in good order.

23

BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TRANSACTION FEE ON PURCHASES
The Funds reserve the right to charge a transaction fee to investors whose aggregate share purchases equal or exceed the following amounts:

 Intermediate-Term Bond Index Fund--$100 million
 Long-Term Bond Index Fund--$100 million

TYPES OF PURCHASES

BY CHECK. You may mail your check and a completed account registration form to Vanguard to open a new account. When adding to an existing account, send your check with an Invest-by-Mail form, written purchase instructions, or a printed deposit slip. Make your check payable to: Vanguard--"Fund Number. " For a list of Fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE. You may purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.

BY AUTOMATIC INVESTMENT PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.



YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your trade date. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.

BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the following business day.

BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For  further   information   about  these   options,   consult  our  website  at
www.vanguard.com or see Contacting Vanguard.

EARNING DIVIDENDS
You begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).

PURCHASE RULES YOU SHOULD KNOW

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^FUTURE PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice, including purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or

25

performance. In addition, all Vanguard funds reserve the right to stop selling shares.

^LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.

CONVERTING SHARES


ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares as compared with that of your "old" shares.

CONVERSION FROM INVESTOR SHARES OR ADMIRAL SHARES
You are eligible for a self-directed conversion from Investor Shares or Admiral Shares of a Fund into Institutional Shares of the Fund, provided that your account balance in the Fund is at least $25 million. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.

MANDATORY CONVERSIONS INTO ANOTHER SHARE CLASS
If an investor no longer meets the requirements for Institutional Shares, the Fund may automatically convert the investor's Institutional Shares into Investor Shares or Admiral Shares, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into another share class.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may redeem shares, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. You may call Vanguard by telephone to request a redemption. See Contacting Vanguard.

BY MAIL. You may send your written redemption instructions in good order to Vanguard. See Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required  information on your
redemption   request.   See  Other  Rules  You  Should   Know--Good  Order.  The
requirements vary among types of accounts and transactions.

TYPES OF REDEMPTIONS
BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

BY EXCHANGE.  You may instruct Vanguard to apply the proceeds of your redemption
to  purchase   shares  of  another   Vanguard  fund.   See  Exchanging   Shares,
Frequent-Trading Limits, and Other Rules You Should Know.

BY AUTOMATIC WITHDRAWAL PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. The minimum electronic redemption is $100.

BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

27

Money Market Funds: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

Bond Funds: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. The trade date for Automatic Withdrawal Plan redemptions is two business days prior to the date you designated for the proceeds to be in your bank account.

EARNING DIVIDENDS
Shares continue earning dividends until the business day following your trade date.

REDEMPTION RULES YOU SHOULD KNOW

^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient balance.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

EXCHANGING SHARES

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

29

FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

 The policy does not apply to the following:
- Purchases of shares with reinvested dividend or capital gains distributions.
- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required
  Minimum Distribution Service, and Vanguard Small Business Online/(R)/.
- Redemptions of shares to pay fund or account fees.
- Transaction requests submitted by mail to Vanguard from shareholders who hold
  their accounts directly with   Vanguard. (Transactions submitted by fax or
  wire are not mail transactions and  are subject to the policy.)
- Transfers and re-registrations of shares within the  same fund.
- Purchases of shares by asset transfer or direct rollover.
- Conversions of shares from one share class to another in the same fund.
- Checkwriting redemptions.
- Section 529 college savings plans.
- Certain approved institutional portfolios and asset allocation programs, as well as Vanguard mutual funds that invest in other Vanguard mutual funds.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), the frequent-trading policy does not apply to:
- Purchases of shares with participant payroll or employer contributions or loan repayments.
- Purchases of shares with reinvested dividend or capital   gains distributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Redemptions of shares as part of a plan termination or at the direction of the plan.
- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

- Redemptions of shares to pay fund or account fees.
- Share or asset transfers or rollovers.
- Re-registrations of shares.
- Conversions of shares from one share class to another in the same fund.

ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase or redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.
 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

31

OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. To establish this service, you must register online.

^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
- Authorization to act on the account (as the account owner or by legal documentation or other means).
- Account registration and address.
- Social Security or employer identification number.
- Fund name and account number, if applicable.
- Other information relating to the account.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service for any or all shareholders at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
- The fund name and account number.
- The amount of the transaction (stated in dollars, shares, or percent).

Written instructions also must include:
- Authorized signatures of all registered owners.
- Signature guarantees, if required for the type of transaction.*
- Any supporting legal documentation that may  be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE-DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your trans-action request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.
 Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

LOW-BALANCE ACCOUNTS
Each Fund reserves the right to convert an investor's Institutional Shares into Investor Shares or Admiral Shares of the Fund if the investor's account balance falls below the minimum initial investment.

33

 Any such conversion will be preceded by written notice to the investor. No transaction fee will be imposed on share-class conversions.

RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low- balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard Bond Index Funds twice a year, in February and August. These comprehensive reports include overviews o f the financial markets and provide the following specific Fund information:

- Performance assessments and comparisons with industry benchmarks.
- Financial statements with detailed listings of the  Funds' holdings.
 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held by that Fund (under PORTFOLIO HOLDINGS), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

35

CONTACTING VANGUARD


ONLINE
VANGUARD.COM
- For the most complete source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
800-662-7447 (SHIP)
(Text telephone at
800-952-3335)
- For fund and service information
- For literature requests
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

CLIENT SERVICES
800-662-2739 (CREW)
(Text telephone at
800-749-7273)
- For account information
- For most account transactions
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

INSTITUTIONAL DIVISION
888-809-8102
- For information and services for large institutional investors
- Business hours only

INTERMEDIARY SALES SUPPORT
800-997-2798
- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors
- Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m., Eastern time

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us:
 Vanguard Intermediate-Term Bond Index Fund Institutional Shares--0504 Vanguard Long-Term Bond Index Fund Institutional Shares--0545





































Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, VIPER, VIPERs, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

COUPON
The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITY
An investment, such as a bond, which pays a fixed coupon, or a preferred stock, which pays a fixed dividend.


INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


INTERNATIONAL DOLLAR-DENOMINATED BOND
A bond denominated in U.S. dollars issued by foreign governments and companies. Because the bond's value is designated in dollars, an investor is not exposed to foreign-currency risk.


INVESTMENT-GRADE
A fixed income security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Fixed income securities rated in one of the four highest rating categories are considered "investment-grade"; other fixed income securities may be considered by the advisor to be investment-grade.


MORTGAGE-BACKED SECURITY
A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                  [SHIP LOGO][VANGUARD/{R}/LOGO]

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900


CONNECT WITH VANGUARD/TM/ > www.vanguard.com
For More Information
If you would like more information about Vanguard Bond Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:
The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP)
Text Telephone: 800-952-3335

If you are a client of Vanguard's Institutional Division:
The Vanguard Group Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text Telephone: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                             Funds' Investment Company Act file number: 811-4681
                          (C) 2006 The Vanguard Group, Inc. All rights reserved.
                                    Vanguard Marketing Corporation, Distributor.

                                                                    I0504 042006

                                     PART B

                         VANGUARD/(R)/ BOND INDEX FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 24, 2006


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated April 24, 2006). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447


                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-19
SHARE PRICE...........................................................B-20
PURCHASE AND REDEMPTION OF SHARES.....................................B-20
MANAGEMENT OF THE FUNDS...............................................B-22
INVESTMENT ADVISORY SERVICES..........................................B-32
PORTFOLIO TRANSACTIONS................................................B-33
PROXY VOTING GUIDELINES...............................................B-34
FINANCIAL STATEMENTS..................................................B-39
APPENDIX--DESCRIPTION OF BOND RATINGS.................................B-39

                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard Bond Index Funds (the Trust) was organized as a Maryland corporation in 1986 and was reorganized as a Delaware statutory trust in May 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Bond Index Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers the following funds (and classes thereof):




                                                     SHARECLASSES/1/
                                                     ------------

FUND/2// /                                  INVESTOR   ADMIRAL   INSTITUTIONAL
----
Vanguard Total Bond Market Index Fund          Yes       Yes          Yes
Vanguard Short-Term Bond Index Fund            Yes       Yes          No
Vanguard Intermediate-Term Bond Index Fund     Yes       Yes          Yes
Vanguard Long-Term Bond Index Fund             Yes        No          Yes
1 Individually a class; collectively the classes.
2 Individually, a Fund; collectively, the Funds.




 The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.


 Each Fund described in this Statement of Additional Information is a member fund. There are two types of "Vanguard funds," member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.

SERVICE PROVIDERS


 CUSTODIAN. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355.


CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.


 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. Shareholders of each Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements.

REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                              INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. Under normal circumstances, each Fund invests at least 80% of its assets in bonds that are part of its target index. In applying this 80% policy, each Fund's assets will include its net assets and borrowings for investment purposes.


 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.


 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC and its staff, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.



 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.



 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.


 DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer's debt securities being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.



 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.


 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.


 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.


 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.


 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.


 U.S. Treasury securities are backed by the full faith and credit of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.


 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks and the Federal National Mortgage Association.


 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year.

 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for certain purposes of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor the funds' credit risk exposure to derivative counterparties to prevent excess concentration to any one counterparty.



 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.


 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.


 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.


 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.


 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan funds if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in prepayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.



 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.


 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.


 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities which are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.


 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.


 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. (See "Debt Securities
- U.S. Government Securities" above.)


 Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.


 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors including the level of interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.


 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.


 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.


 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.


 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.


 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.


 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put options grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The 1940 Act provides an exemption from these restrictions for a fund of funds where the acquiring fund and any acquired funds are part of the same group of investment companies and comply with various conditions set forth in the Act. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited to the extent required by law.


 The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.



 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.

 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.


 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.


 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.


 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.


 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.



 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.


Tax Matters --Tax Considerations for Non-U.S. Investors . U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in Vanguard funds. The American Jobs Creation Act of 2004 (the 2004 Act) has temporarily modified the applicable withholding and estate taxes for non-U.S. investors. Under the 2004 Act, distributions to non-U.S. investors that are properly designated as net short-term capital gains or qualified interest dividends will not be subject to U.S. withholding tax if the investor provides required documentation certifying their non-U.S. status for tax purposes. Other distributions to such investors may be subject to U.S. withholding tax and, unless the exemption provided by the 2004 Act is extended by Congress, net short-term capital gains and qualified interest dividends will again become subject to such tax in the fund's first taxable year beginning after December 31, 2007. The 2004 Act also provides a partial exemption from U.S. estate tax for fund shares held by the estate of a non-U.S. decedent who dies before January 1, 2008.


 Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.



 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


                             INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. Each Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.


 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in futures contracts and options transactions. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.


 DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not:
(1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government, its agencies, or instrumentalities.


 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


 INDUSTRY CONCENTRATION. Each Fund will not invest more than 25% of its total assets in any one industry except as necessary to approximate the composition of its target index.


 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.


 INVESTMENT OBJECTIVE. The investment objective of each Fund may not be materially changed without a shareholder vote.


 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.


 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


 OIL, GAS, MINERALS. Each Fund may not invest in oil, gas, or other mineral exploration or development programs.


 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.


 SENIOR SECURITIES. Each Fund may not issue senior securities.

 UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


 None of these limitations prevents a Fund from having an ownership interest in Vanguard. As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.


                                  SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.


 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


                       PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.


 Each Fund reserves the right to impose a transaction fee on any purchase of fund shares that, in the opinion of the advisor, would disrupt efficient management of the Fund. The advisor currently believes that it may be necessary to impose the transaction fees specified in the following table if an investor's aggregate purchases into any Fund over a twelve-month period exceed, or are expected to exceed, the indicated amounts.




FUND                                     TRANSACTION FEE  AGGREGATE PURCHASES
----                                     ---------------  -------------------
Vanguard Total Bond Market Index Fund               0.18%   Over $500 million
Vanguard Short-Term Bond Index Fund                 0.15    Over $100 million
Vanguard Intermediate-Term Bond Index Fund          0.23    Over $100 million
Vanguard Long-Term Bond Index Fund                  0.21    Over $100 million




 When applicable, transaction fees will be imposed on the aggregate amount of an investor's purchases. Fees are based on the advisor's estimate of the transaction costs incurred by each Fund in accepting new investments, which depends on the types of securities in which each Fund invests. Fees may be waived or reduced, however, if an investor's purchases can be offset by other shareholders' redemptions from a Fund. Prospective investors may determine whether the fee will be imposed on their investments by calling Vanguard's Institutional Division.


REDEMPTION OF SHARES


The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus. A redemption order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a redemption order received after the close of regular trading on the Exchange will be executed at the NAV computed on the next day that the Exchange is open.

 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.



 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


 The Funds do not charge redemption fees, except for wire redemptions in amounts less than $5,000 (which will be subject to a charge of $5.00). Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.


RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.


 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.



 For those Vanguard funds that charge purchase and redemption fees, intermediaries will be asked to assess purchase or redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.



 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

                            MANAGEMENT OF THE FUNDS


VANGUARD


Each Fund is part of the Vanguard group of investment companies, which consists of more than 130 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.


 As of December 31, 2005, the Funds had contributed $5,404,000 to Vanguard, which represented 0.01% of each Fund's net assets and was 5.4% of Vanguard's capitalization.


 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation (VMC), a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.


 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of September 30, 2005, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.02% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:


- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;


- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;


- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;


- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;


- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;


- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and


- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.


 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.



 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.


 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.


 As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended December 31, 2003, 2004, and 2005, and are presented as a percentage of each Fund's average month-end net assets.



                                           ANNUAL SHARED FUND OPERATING EXPENSES
                                     (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                     -------------------------------------------
                                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                                     12/31/2003          12/31/2004          12/31/2005
----                                                     ----------          ----------          -----------
VANGUARD TOTAL BOND MARKET INDEX FUND
 Management and Administrative Expenses:                      0.17%               0.14%               0.13%
 Marketing and Distribution Expenses:                         0.02                0.02                0.02
VANGUARD SHORT-TERM BOND INDEX FUND
 Management and Administrative Expenses:                      0.16%               0.14%               0.13%
 Marketing and Distribution Expenses:                         0.02                0.02                0.02
VANGUARD INTERMEDIATE-TERM BOND INDEX FUND
 Management and Administrative Expenses:                      0.17%               0.14%               0.13%
 Marketing and Distribution Expenses:                         0.02                0.02                0.02
VANGUARD LONG-TERM BOND INDEX FUND
 Management and Administrative Expenses:                      0.18%               0.16%               0.16%
 Marketing and Distribution Expenses:                         0.01                0.02                0.02




OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.




                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)AND OUTSIDE DIREC- NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       TORSHIPS DURING THE PAST FIVE YEARS    OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         Chairman of the      May 1987            Chairman of the Board, Chief                                  133
(1954)                   Board, Chief                             Executive Officer, and Director
                         Executive Officer,                       (Trustee) of Vanguard, and each of
                         and Trustee                              the investment companies served by
                                                                  Vanguard.


*Officers of the Fund are "interested persons" as defined in the 1940 Act.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)AND OUTSIDE DIREC- NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       TORSHIPS DURING THE PAST FIVE YEARS    OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        Applecore Partners (pro bono ventures in                      133
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical
                                                                  Research.

Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer                          133
(1945)                                                            of Rohm and Haas Co. (chemicals) since
                                                                  October 1999; Board Member of American
                                                                  Chemistry Council; Director of Tyco International, Ltd.
                                                                  (diversified manufacturing and services) since
                                                                  2005; Trustee of Drexel University and Chemical
                                                                  Heritage Foundation.
JoAnn Heffernan Heisen   Trustee              July 1998           Corporate Vice President & Chief Global Diversity Officer     133
(1950)                                                            (since January 2006); Vice President, Chief Information
                                                                  Officer (1997-2005), and Member of the Executive Committee
                                                                  of Johnson & Johnson (pharmaceuticals/consumer products);
                                                                  Director of the University Medical Center at Princeton
                                                                  and Women's Research and Education Institute.

Andre F. Perold          Trustee              December 2004       George Gund Professor of Finance and Banking, Harvard Business 133
(1952)                                                            School since 2000; Senior Associate Dean, Director of Faculty
                                                                  Recruiting, and Chair of Finance Faculty, Harvard Business
                                                                  School; Director and Chairman of Unx, Inc. (equities trading firm) since 2003; Director of registered investement companies advised by Merril Lynch Investment Managers and affiliates
                                                                  (1985-2004), Genbel Securities Limited (South African financial services firm) (1999-2003), Gensec Bank (199-2003), Sanlam Ltd.
                                                                  (South African insurance company)(2001-2003), and Stockback, Inc.
                                                                  (credit card firm)(2000-2002).

Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                 133
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.

J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  133
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), MeadWestvaco
                                                                  Corp. (packaging products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University and Culver
                                                                  Educational Foundation.


                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)AND OUTSIDE DIREC- NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       TORSHIPS DURING THE PAST FIVE YEARS    OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
EXECUTIVE OFFICERS
Heidi Stam*              Secretary            July 2005           Principal of Vanguard since November 1997; and General        133
(1956)                                                            Counsel of Vanguard since July 2005; Secretary of Vanguard, and of each of the investment companies served by Vanguard.

Thomas J. Higgins*       Treasurer            July 1998           Principal of Vanguard; Treasurer of each of the               133
(1957)                                                            investment companies served by Vanguard.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.

 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2004 and 2005, Vanguard paid Greenwich subscription fees amounting to less than $400,000. Vanguard's subscription rates are similar to those of other subscribers.


 Board Committees: The Trust's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held four meetings during the Funds' last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.


TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


                           VANGUARD BOND INDEX FUNDS
                          TRUSTEES' COMPENSATION TABLE




                                       PENSION OR RETIREMENT
                            AGGREGATE        BENEFITS ACCRUED       ACCRUED ANNUAL  TOTAL COMPENSATION
                         COMPENSATION              AS PART OF           RETIREMENT   FROM ALL VANGUARD
                                 FROM                   THESE           BENEFIT AT          FUNDS PAID
TRUSTEE                THESE FUNDS(1)      FUNDS' EXPENSES(1)   JANUARY 1, 2005(2)      TO TRUSTEES(3)
-------                --------------      ------------------   ------------------      --------------
John J. Brennan                  None                    None                 None                None
Charles D. Ellis               $9,298                     N/A                  N/A            $117,600
Rajiv L. Gupta                  9,488                     N/A                  N/A             120,000
JoAnn Heffernan Heisen          9,488                    $192              $ 4,300             120,000
Burton G. Malkiel(4)            4,744                     316               12,000              60,000
Andre F. Perold                 9,488                     N/A                  N/A             117,600
Alfred M. Rankin, Jr.           9,488                     233                6,600             120,000
J. Lawrence Wilson             10,911                     245                9,000             138,000

(1)The amounts shown in this column are based on the Funds' fiscal year ended December 31, 2005. Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2)Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3)The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 133
   Vanguard funds (129 in the case of Mr. Malkiel) for the 2005 calendar year.
(4)Mr. Malkiel retired from the Funds' board effective June 30, 2005.




OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2005.





                                                                        DOLLAR RANGE   AGGREGATE DOLLAR RANGE OF
                                                                      OF FUND SHARES        VANGUARD FUND SHARES
FUND                                                       TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                                       -------  ----------------            ----------------
Vanguard Total Bond Market Index Fund              John J. Brennan              None               Over $100,000
                                                  Charles D. Ellis              None               Over $100,000
                                                    Rajiv L. Gupta              None               Over $100,000
                                            JoAnn Heffernan Heisen              None               Over $100,000
                                                   Andre F. Perold              None               Over $100,000
                                             Alfred M. Rankin, Jr.              None               Over $100,000
                                                J. Lawrence Wilson              None               Over $100,000

                                                                        DOLLAR RANGE   AGGREGATE DOLLAR RANGE OF
                                                                      OF FUND SHARES        VANGUARD FUND SHARES
FUND                                                       TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                                       -------  ----------------            ----------------
Vanguard Short-Term Bond Index Fund                John J. Brennan              None               Over $100,000
                                                  Charles D. Ellis              None               Over $100,000
                                                    Rajiv L. Gupta              None               Over $100,000
                                            JoAnn Heffernan Heisen              None               Over $100,000
                                                   Andre F. Perold              None               Over $100,000
                                             Alfred M. Rankin, Jr.              None               Over $100,000
                                                J. Lawrence Wilson              None               Over $100,000

Vanguard Intermediate-Term Bond Index Fund         John J. Brennan              None               Over $100,000
                                                  Charles D. Ellis              None               Over $100,000
                                                    Rajiv L. Gupta              None               Over $100,000
                                            JoAnn Heffernan Heisen              None               Over $100,000
                                                   Andre F. Perold              None               Over $100,000
                                             Alfred M. Rankin, Jr.              None               Over $100,000
                                                J. Lawrence Wilson              None               Over $100,000

Vanguard Long-Term Bond Index Fund                 John J. Brennan              None               Over $100,000
                                                  Charles D. Ellis              None               Over $100,000
                                                    Rajiv L. Gupta              None               Over $100,000
                                            JoAnn Heffernan Heisen              None               Over $100,000
                                                   Andre F. Perold              None               Over $100,000
                                             Alfred M. Rankin, Jr.              None               Over $100,000
                                                J. Lawrence Wilson              None               Over $100,000





As of March 31, 2006, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.


Vanguard Total Bond Market Index Fund-Investor Shares: Vanguard LifeStrategy Conservative Growth Fund, Malvern, PA (6.04%); Vanguard LifeStrategy Moderate Growth Fund, Malvern, PA (11.28%); Vanguard Target Retirement Fund 2025, Malvern, PA (5.82%); Vanguard Target Retirement Fund 2015, Malvern, PA (6.33%); Vanguard Short-Term Bond Index Fund-Investor Shares: Charles Schwab & Company Inc., San Francisco, CA (11.37%); National Financial Service Corporation, New York, NY (6.75%); Vanguard Intermediate-Term Bond Index Fund-Investor Shares:
Charles Schwab & Company Inc., San Francisco, CA (7.39%); Vanguard Intermediate-Term Bond Index Fund-Institutional Shares: CFA Reserve Fund, Charlottesville, VA (5.14%); Marshall & Ilsley Trust Company, Milwaukee, WI (20.88%); SEI Private Trust Company, Oaks, PA (35.48%); Texas Tech University System, Lubbock, TX (23.57%); Vanguard Long-Term Bond Index Fund-Institutional
Shares: JP Morgan Chase Bank, St. Paul, MN (77.91%); State Street Bank & Trust, Kansas City, MO (16.92%); Wells Fargo Bank NA, Minneapolis, MN (5.17%).


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES



INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.



The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures
Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.



ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.


DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of

Vanguard fund complete portfolio holdings to a Service Provider as described previously may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.

 As of March 3, 2006, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Advisor Software Inc., Alcom Printing Group Inc., Apple Press, L.C., Automatic Data Processing, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., Triune Color Corporation, and Tursack Printing Inc.




DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


As of December 31, 2005, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard, and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.



DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.


DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.


DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES


Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.


DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.


PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule
38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.



PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


                          INVESTMENT ADVISORY SERVICES


The Funds receive all investment advisory services from Vanguard, through its Fixed Income Group. These services are provided on an at-cost basis from an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.



 During the fiscal years ended December 31, 2003, 2004, and 2005, the Funds paid the following approximate amounts of Vanguard's expenses relating to investment advisory services:





FUND                                            2003          2004          2005
----                                            ----          ----          ----
Vanguard Total Bond Market Index Fund     $3,597,000    $3,296,000    $3,470,000
Vanguard Short-Term Bond Index Fund          522,000       567,000       586,000
Vanguard Intermediate-Term Bond Index Fund   465,000       475,000       570,000
Vanguard Long-Term Bond Index Fund           125,000       130,000       172,000




OTHER ACCOUNTS MANAGED


Kenneth E. Volpert managed the Total Bond Market and Intermediate-Term, and Long-Term Bond Index Funds, which, as of December 31, 2005, collectively held assets of $41.3 billion. Mr. Volpert managed two other registered investment companies with total assets of $12.8 billion, as of December 31, 2005.


Gregory Davis managed the Short-Term Bond Index Fund, which as of December 31, 2005, held assets of $5.3 billion. Mr. Davis managed one other registered investment company with total assets of $8.0 billion, and five other pooled investment vehicles with total assets of $2.6 billion, as of December 31, 2005.



MATERIAL CONFLICTS OF INTEREST


At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds and accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities.



 Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


DESCRIPTION OF COMPENSATION


As of December 31, 2005, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.


 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.


 A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund's investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For each of the Bond Index Funds, the performance factor depends on how closely the portfolio manager tracks the fund's benchmark index over a one-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.


Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.



OWNERSHIP OF SECURITIES


Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of December 31, 2005, Vanguard employees collectively invested $1.5 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds. As of December 31, 2005, Mr. Volpert owned shares of the Total Bond Market Index Fund within the $10,001-$50,000 range. Except as noted in the previous sentence, as of December 31, 2005, the portfolio managers did not own any shares of the Short-Term, Intermediate-Term, and Long-Term Bond Index Funds they managed.


DURATION AND TERMINATION OF INVESTMENT ADVISORY ARRANGEMENTS


The Fourth Amended and Restated Funds' Service Agreement, which governs the at-cost investment advisory services provided to the Funds, will continue in full force and effect until terminated or amended by mutual agreement of the Funds and Vanguard.



                             PORTFOLIO TRANSACTIONS


The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not mean the lowest possible spread or commission rate. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions.

The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices).


 During the fiscal years ended December 31, 2003, 2004, and 2005, the Funds did not pay any brokerage commissions.


  When a Fund purchases a newly issued security at a fixed price, the advisor may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund's management expenses.



 As previously explained, the types of securities that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.


 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.


                            PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), composed of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for those purposes have been approved by the Board of Directors of Vanguard.



 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.


 For ease of reference, the procedures and guidelines often refer to all funds, however, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.


 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.


 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.


 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.


I. THE BOARD OF DIRECTORS



A. ELECTION OF DIRECTORS


Good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.


 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:




FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board comprised of a        Nominated slate results in board comprised of a majority of non-
majority of independent directors.                     independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.              independent members.

                                                       Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                       Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).




B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS



The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.


III. COMPENSATION ISSUES



A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.


  The following factors will be among those considered in evaluating these proposals.




FACTORS FOR APPROVAL                                                     FACTORS AGAINST APPROVAL
--------------------                                                     ------------------------
Company requires senior executives to hold a minimum amount of company   Total potential dilution (including all stock-based plans)
stock (frequently expressed as a multiple of salary).                    shares outstanding.

Company requires stock acquired through option exercise to be held for   Annual option grants have exceeded 2% of shares
a certain period of time.                                                outstanding.

Compensation program includes performance-vesting awards, indexed        Plan permits repricing or replacement of options without
options or other performance-linked grants.                              shareholder approval.

Concentration of option grants to senior executives is limited           Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in     Plan contains automatic share replenishment (evergreen)fea-
delivering market-competitive total pay.                                 ture





B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS



The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.


 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.


 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:



FACTORS FOR APPROVAL                           FACTORS AGAINST APPROVAL
--------------------                           ------------------------
Plan is relatively short-term (3-5 years).     Plan is long term (>5 years).

Plan requires shareholder approval             Renewal of plan is automatic or does not require shareholder approval.
for renewal.

Plan incorporates review by a committee        Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer    Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).      Board with limited independence.

Highly independent, non-classified board.



B. CUMULATIVE VOTING


The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES



Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.

VI. VOTING IN FOREIGN MARKETS



Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.


                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended December 31, 2005, appearing in the Funds' 2005 Annual report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.


                     APPENDIX--DESCRIPTION OF BOND RATINGS


THE FOLLOWING ARE EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC.'S DESCRIPTION OF ITS FOUR HIGHEST BOND RATINGS:



 AAA--Judged to be of the best quality. They carry the smallest degree of investment risk.


 AA--Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.


 A--Possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations."


 BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


 Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.


THE FOLLOWING ARE EXCERPTS FROM STANDARD & POOR'S DESCRIPTION OF ITS FOUR HIGHEST BOND RATINGS:


 AAA--Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.


 AA--Also qualify as high-grade obligations. They have a strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.


 A--Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


 BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.


 Standard & Poor's applies indicators "+", or "-", or no character, to its rating categories. The indicators show relative standing within the major rating categories.

                                                                   SAI084 042006

                                     PART C
                           VANGUARD BOND INDEX FUNDS
                               OTHER INFORMATION

ITEM 23. EXHIBITS


(a) Declaration of Trust, amended and restated July 19, 2002, filed on February 25, 2003, Post-Effective Amendment No. 32, is hereby incorporated by reference.
(b) By-Laws, filed on April 13, 2004, Post-Effective Amendment No. 34, are hereby incorporated by reference.
(c) Instruments Defining Rights of Security Holders--Reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated by reference in Item 23(a) of this post-effective amendment.
(d) Investment Advisory Contract, for The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, filed on February 25, 2003, Post-Effective Amendment No. 32, hereby incorporated by reference.
(e)    Underwriting Contracts, not applicable.
(f) Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information.
(g)    Custodian Agreement for JPMorgan Chase Bank, N.A., is filed herewith.
(h) Amended and Restated Funds' Service Agreement, filed on February 25, 2003, Post-Effective Amendment No. 32, is hereby incorporated by reference.
(i)    Legal Opinion, not applicable.
(j) Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)    Omitted Financial Statements, not applicable.
(l)    Initial Capital Agreements, not applicable.
(m)    Rule 12(b)-1 Plan, not applicable.
(n) Rule 18f-3 Plan, filed on February 16, 2006, Post-Effective Amendment No. 39, is hereby incorporated by reference.
(o)    Reserved, not applicable.
(p) Code of Ethics, filed on November 22, 2005, Post-Effective Amendment No. 37, for The Vanguard Group, Inc., is hereby incorporated by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Vanguard Group, Inc. ("Vanguard"), is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 27. PRINCIPAL UNDERWRITERS

a.     Not Applicable
b.     Not Applicable
c.     Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the 1940 Act and the Rules thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070


ITEM 29. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 13th day of April, 2006.



                                      VANGUARD BOND INDEX FUNDS

                                   BY:_____________(signature)________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


------------------------------------------------------------------------------------
                 SIGNATURE                      TITLE                      DATE
By:      ----------------------------President, Chairman, Chief       April 13, 2006
            /S/ JOHN J. BRENNAN      Executive Officer, and
                (Heidi Stam)         Trustee
              John J. Brennan*
By:      ----------------------------Trustee                          APril 13, 2006
            /S/ CHARLES D. ELLIS
                (Heidi Stam)
             Charles D. Ellis*
By:      ----------------------------Trustee                          April 13, 2006
             /S/ RAJIV L, GUPTA
                (Heidi Stam)
              Rajiv L. Gupta*
By:      ----------------------------Trustee                          April 13, 2006
         /S/ JOANN HEFFERNAN HEISEN
                (Heidi Stam)
          JoAnn Heffernan Heisen*
By:      ----------------------------Trustee                          April 13, 2006
            /S/ ANDRE F. PEROLD
                (Heidi Stam)
              Andre F. Perold*
By:      ----------------------------Trustee                          April 13, 2006
         /S/ ALFRED M. RANKIN, JR.
                (Heidi Stam)
           Alfred M. Rankin, Jr.*
By:      ----------------------------Trustee                          April 13, 2006
           /S/ J. LAWRENCE WILSON
                (Heidi Stam)
            J. Lawrence Wilson*
By:      ----------------------------Treasurer and Principal          April 13, 2006
           /S/ THOMAS J. HIGGINS     Financial and Principal
                (Heidi Stam)         Accounting Officer
             Thomas J. Higgins*



*By Power of Attorney. Filed on January 23, 2006, see File Number 2-31333.
 Incorporated by Reference.

                               INDEX TO EXHIBITS

Custodian Agreement for JPMorgan Chase Bank, N.A.. . . Ex-99.G

Consent of Independent Registered Public Accounting Firm . Ex-99.J